UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SERVISFIRST BANCSHARES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant

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SERVISFIRST BANCSHARES, INC.

3300 Cahaba Road, Suite 300
Birmingham, Alabama 35223

April 10, 2009

Dear Fellow Stockholder:

You are cordially invited to attend the annual meeting of stockholders of ServisFirst Bancshares, Inc. Our annual meeting will be held at Vulcan Park Center located at 1701 Valley View Drive, Birmingham, Alabama 35209 on Thursday, May 28, 2009, at 5:00 p.m., Birmingham local time.  We will have a cocktail hour after the meeting.

We are furnishing proxy materials to our stockholders over the Internet. You may read, print and download our Notice of Annual Meeting of Stockholders, our Proxy Statement, our proxy card and our Annual Report for the year ended December 31, 2008 at www.cfpproxy.com/6547. On April 10, 2009, we mailed you our Notice of Internet Availability of Proxy Materials (sometimes referred to as the "Notice") containing instructions on how to access these materials and how to vote your shares online. The Notice provides instructions on how you can request a paper copy of these materials by mail, by telephone or by email.

You may vote your shares by Internet, by regular mail, telephone or in person at the annual meeting. Instructions regarding the various methods of voting are contained on the Notice, in the Proxy Statement and on the Proxy Card.

The proxy materials describe the formal business to be transacted at the annual meeting, which includes a report on our operations. Certain directors and officers will be present to answer any questions that you and other stockholders may have. Included in the materials is our Annual Report on Form 10-K, which contains detailed information concerning our activities and operating performance.

The business to be conducted at the annual meeting consists of the election of six directors, the ratification of the appointment of Mauldin & Jenkins LLC as our independent registered public accounting firm for the year ending December 31, 2009 and the approval of our 2009 Stock Incentive Plan. Our board of directors unanimously recommends a vote “FOR” the election of the director nominees; “FOR” the ratification of the appointment of Mauldin & Jenkins LLC as our independent registered public accounting firm for the year ending December 31, 2009; and "FOR" the approval of our 2009 Stock Incentive Plan.

On behalf of our board of directors, we request that you vote your shares now, even if you currently plan to attend the annual meeting. This will not prevent you from voting in person, but will assure that your vote is counted. Your vote is important.

Sincerely,

/s/ Thomas A. Broughton, III

Thomas A. Broughton, III
President, Chief Executive Officer and Board Member

TABLE OF CONTENTS

Notice of 2009 Annual Meeting of Stockholders to be held on May 28, 2009 and Internet Availability of Proxy Materials	1

About the Annual Meeting	2

Proposal 1	5
Election of Directors	5
The Role of the Board of Directors	6
Committees of the Board of Directors	6
Independence of the Board of Directors	8
Communications with Directors	9
Corporate Governance Guidelines	9
Code of Business Conduct	10
Compensation Committee Interlocks and Insider Participation	10
Director Compensation	10
Meetings of the Board of Directors	10
Certain Relationships and Related Transactions	10
Section 16(a) Beneficial Ownership Reporting Compliance	11

Compensation Discussion and Analysis	11

Report of the Compensation Committee	16

Executive Compensation	17

Employment Contracts and Termination of Employment Arrangements and Potential Payments Upon Termination or Change in Control	19

Proposal 2	25
Ratification of our Board of Directors’ Decision to Engage Mauldin & Jenkins, LLC as Independent Auditors for the 2009 fiscal year	25
Independent Registered Public Accounting Firm	25
Report of the Audit Committee	26
Equity Compensation Plan Information	23
Stock Ownership of Certain Beneficial Owners and Management	24
Security Ownership of Certain Beneficial Owners	24

Proposal 3	27
Approval of the ServisFirst Bancshares, Inc. 2009 Stock Incentive Plan	27

Stockholder Proposals	31

Appendix A: ServisFirst Bancshares, Inc. 2009 Stock Incentive Plan	A-1

SERVISFIRST BANCSHARES, INC.

3300 Cahaba Road, Suite 300
Birmingham, Alabama 35223

NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 28, 2009
AND INTERNET AVAILABILITY OF PROXY MATERIALS

To Our Stockholders:

Notice is hereby given that our annual meeting of stockholders will be held at Vulcan Park Center, 1701 Valley View Drive, Birmingham, Alabama 35209 on Thursday, May 28, 2009, at 5:00 p.m., Birmingham local time, for the following purposes:

1.           The election of six nominees to serve on our board of directors until the next annual meeting of stockholders and until their successors are duly elected and qualified, as set forth in the accompanying proxy statement;

2.           To ratify our board of directors' decision to engage Mauldin & Jenkins, LLC as independent auditors of the Company for the for the year ending December 31, 2009;

3.           To approve the ServisFirst Bancshares, Inc. 2009 Stock Incentive Plan which sets aside a total of 425,000 shares of common stock; and

4           To transact such other business as may properly come before the annual meeting or any postponement or adjournment thereof.

Our board of directors is not aware of any other business to come before the annual meeting.

Stockholders of record as of the close of business on April 3, 2009 are entitled to notice of and to vote their shares by proxy or at the annual meeting.

YOUR VOTE IS IMPORTANT

IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE ANNUAL MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON. IF YOU CHOOSE TO VOTE VIA THE INTERNET, YOU CAN FIND THIS NOTICE OF ANNUAL MEETING, THE ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2008 AND THE PROXY STATEMENT AT HTTP://WWW.CFPPRPXY.COM/6547.

By Order of the Board of Directors,

/s/ William M. Foshee

William M. Foshee
Secretary and Chief Financial Officer
Birmingham, Alabama
April 10, 2009

[Missing Graphic Reference]

2009 ANNUAL MEETING OF STOCKHOLDERS
OF
SERVISFIRST BANCSHARES, INC.
——————————————
PROXY STATEMENT
——————————————
Our board of directors solicits the accompanying proxy for use at our annual meeting of stockholders to be held on Thursday, May 28, 2009, at 5:00 p.m., Birmingham local time, at Vulcan Park Center, 1701 Valley View Drive, Birmingham, Alabama 35209. We mailed a Notice of Internet Availability of Proxy Materials (sometimes referred to as the "Notice") on April 10, 2009 to make this Proxy Statement available to our stockholders of record, as of April 3, 2009.

Our corporate headquarters are located at 3300 Cahaba Road, Suite 300, Birmingham, Alabama 35223 and our toll free telephone number is (866) 317-0810.

Throughout this proxy statement, unless the context indicates otherwise, when we use the terms “the Company”, “we,” “our” or “us,” we are referring to ServisFirst Bancshares, Inc. and its wholly owned subsidiary, ServisFirst Bank (the "Bank").

ABOUT THE ANNUAL MEETING

In accordance with the rules and regulations adopted by the Securities and Exchange Commission ("SEC"), instead of mailing a printed copy of our proxy materials to each stockholder of record, we may now furnish proxy materials including this Proxy Statement, the Proxy Card, and the Company's Annual Report for the year ended December 31, 2008 to our stockholders by providing access to such documents on the Internet.  Stockholders will not receive printed copies of the proxy materials unless requested. Instead, the Notice will instruct stockholders as to how they may access and review all of the proxy materials. The Notice also instructs stockholders how to submit a proxy through the Internet. We will mail each stockholder of record a paper Proxy Card 10 days after we mail the Notice, so stockholders who prefer to execute a paper Proxy Card may do so. This subsequent mailing will not include a copy of the Proxy Statement or a copy of the Company's Annual Report for the year ended December 31, 2008.  If you would like to receive a paper copy or e-mail copy of all your proxy materials, you should follow the instructions for requesting such materials included in the Notice. We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for any Internet access charges you may incur.

What are the purposes of the annual meeting?

At the annual meeting, stockholders will vote on: (i) the election of six directors, as more fully described in Proposal 1 below; (ii) the ratification of our board of directors' decision to engage Mauldin & Jenkins, LLC as independent auditors of the Company for the 2009 fiscal year, as more fully described in Proposal 2 below; (iii) the approval of the ServisFirst Bancshares, Inc. 2009 Stock Incentive Plan (referred to as the "2009 Stock Incentive Plan" in this Proxy Statement), as more fully described in Proposal 3 below; and (iv) such other business as may properly come before the annual meeting or any postponement or adjournment thereof. Our board of directors is not aware of any matters that will be brought before the annual meeting, other than procedural matters, that are not listed above. However, if any other matters properly come before the annual meeting, the individuals named on the Proxy Card, or their substitutes, will be authorized to vote on those matters in their own judgment.

Who is entitled to vote?

Only stockholders of record at the close of business on the record date, April 3, 2009, are entitled to receive notice of the annual meeting and to vote shares of common stock held as of the record date at the annual meeting.

Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon, and there are no cumulative rights.

If you did not receive an individual copy of this year's Proxy Statement or our Annual Report, we will send a copy to you if you address a written request to our Secretary, William M. Foshee, 3300 Cahaba Road, Suite 300, Birmingham, Alabama 35223, telephone (205) 949-0302.

What is proxy?

It is your legal designation of another person to vote the stock you own.  That other person is called a proxy.  If you designate someone as your proxy in a written document, that document is called a proxy or a proxy card.  We have designated two of our officers as proxies for the 2009 Annual Meeting of Shareowners.  These two different officers are Thomas A. Broughton, III and William M. Foshee.

What is a proxy statement?

It is a document that Securities and Exchange Commission (“SEC”) regulations require us to give you when we ask you to sign a proxy card designating Thomas A. Broughton, III and William M. Foshee as proxies to vote on your behalf.

What constitutes a quorum?

The presence at the annual meeting, in person or by proxy, of the holders of a majority of the shares entitled to vote at the annual meeting will constitute a quorum. As of the record date, 5,513,482 shares of our common stock, $.001 par value per share, held by 918 stockholders of record, were issued and outstanding. Proxies received, but marked as abstentions will be included in the calculation of the number of shares considered to be present at the annual meeting.

What vote is required to approve each item?

Directors are elected by a plurality of the votes cast. Any other matter that may properly come before the annual meeting must be approved by the affirmative vote of a majority of the shares entitled to vote and present or represented by proxy at the annual meeting.

Under the General Corporation Law of the State of Delaware (referred to as "Delaware law" in this Proxy Statement) an abstention from voting on any proposal will have the same legal effect as an “against” vote, except election of directors, where an abstention has no effect under plurality voting.

How do I vote by proxy?

We are making our proxy materials available to our stockholders on the Internet. You may read, print and download our Annual Report for the year ended December 31, 2008 and our Proxy Statement at www.cfpproxy.com/6547. On April 10, 2009, we mailed the Notice, which contains instructions on how to access our proxy materials and vote online. On an ongoing basis, stockholders may request to receive proxy materials in paper form. Additionally, you may vote by mail or by returning the Proxy Card. To vote via the Internet or by telephone, follow the instructions set forth on the Notice you receive. To vote by mail, sign and date each Proxy Card you receive, mark the boxes indicating how you wish to vote and return the Proxy Card, it will be voted as you directed. Do not return the Proxy Card if you vote via the Internet or by telephone.

Can I change my vote after I return my Proxy Card?

Yes. You can change or revoke your proxy at any time before the annual meeting by notifying our Secretary, William M. Foshee, in writing, sending another executed proxy dated later than the first Proxy Card or making a subsequent vote using the Internet or telephone. Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Can I vote in person at the annual meeting instead of voting by proxy?

Yes. However, we encourage you to vote by proxy to ensure that your shares are represented and voted. If you attend the annual meeting in person, you may then vote in person even though you returned your Proxy Card.

What are the Board’s recommendations?

Our board of directors unanimously recommends that stockholders vote for: (i) the election of the six nominees for the board of directors, as more fully described in Proposal 1 below; (ii) for the ratification of our board of directors' decision to engage Mauldin & Jenkins, LLC as independent auditors of the Company for the 2009 fiscal year, as more fully described in Proposal 2 below; and (iii) for the approval of the 2009 Stock Incentive Plan, as more fully described in Proposal 3 below.

If your Proxy Card is properly executed and received in time for voting, and not revoked, such Proxy Card will be voted in accordance with your instructions marked on the Proxy Card. In the absence of any instructions or directions to the contrary, persons named in the enclosed proxy will vote all shares of common stock for the approval of proposals stated above.

Our board of directors does not know of any other matters other than the proposals set forth above that may be brought before the annual meeting or any postponement or adjournment thereof. In the event that any other matters should come before the annual meeting, the persons named in the enclosed proxy, Thomas A. Broughton III or William M. Foshee, will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

In particular, the persons named will have discretionary authority to vote with respect to the following matters that may come before the annual meeting or any postponement or adjournment thereof: (i) approval of the minutes of the prior meeting if such approval does not amount to ratification of the action or actions taken at that meeting; (ii) any proposal omitted from the Proxy Statement and form of proxy pursuant to Rules 14a-8 and 14a-9 of the Securities Exchange Act of 1934, as amended, referred to as the Exchange Act in this Proxy Statement; and (iii) matters incident to the conduct of the annual meeting or any postponement or adjournment thereof. In connection with such matters, the persons named in the enclosed form of proxy, Thomas A. Broughton, III or William M. Foshee, will vote in accordance with their best judgment.

Who pays for this proxy solicitation?

We do. We will pay all costs in connection with the meeting, including the cost of preparing, assembling and mailing the notice of the annual meeting, Proxy Statement and Proxy Card, as well as handling and tabulating the proxies returned. In addition to the use of mail, proxies may be solicited by directors, officers and regular employees of the Company, without additional compensation, in person or by other electronic means. We will reimburse brokerage houses and other nominees for their expenses in forwarding proxy material to beneficial owners of our common stock.

Who can help answer your questions?

If you have questions about the annual meeting or would like additional copies of this Proxy Statement, you should contact our Secretary, William M. Foshee, 3300 Cahaba Road, Suite 300, Birmingham, Alabama 35223, telephone (205) 949-0302.

Annual Report on Form 10-K

On written request, we will provide, without charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2008, as amended (including a list briefly describing the exhibits thereto), filed with the SEC, to any record holder or beneficial owner of our common stock on April 3, 2009, the record date, or to any person who subsequently becomes such a record holder or beneficial owner. Requests should be directed to the attention of our Secretary at the address set forth above.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Bylaws, provide that the number of directors constituting our board of directors shall be six unless otherwise fixed from time to time exclusively by resolution passed by a majority of our board of directors. Six directors will be elected at the annual meeting to hold office until the 2010 Annual Shareholders Meeting is held and until their successors are elected and have qualified. Our board has nominated, for election to our board of directors at this year’s annual meeting, each of the persons named below. Each of those nominees has consented to serve as a director, if re-elected. Unless otherwise instructed, the proxy holders named in the enclosed proxy intend to vote the proxies received by them for the election of all six of these nominees. If, prior to the annual meeting, any nominee of the board of directors becomes unable to serve as a director, the proxy holders will vote the proxies received by them for the election of a substitute nominee selected by our board of directors.

Vote Required and Recommendation of the Board of Directors

The six nominees receiving the most votes cast in the election of directors by holders of shares of common stock present or represented by proxy and entitled to vote at the annual meeting will be elected to serve as directors of the Company for the ensuing year. As a result, shares as to which the authority to vote is withheld, which will be counted, will have no effect on the outcome of the election of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

Information regarding directors and director nominees and their ages as of the record date is as follows:

			ServisFirst Bancshares, Inc.		ServisFirst Bank

Name	Age	Director Since	Position	Director Since	Position

Thomas A. Broughton III	54	2007	President, Chief Executive Officer and Director	2005	President, Chief Executive Officer and Director

Stanley M. Brock	58	2007	Chairman of the Board	2005	Chairman of the Board

Michael D. Fuller	55	2007	Director	2005	Director

James J. Filler	65	2007	Director	2005	Director

Joseph R. Cashio	51	2007	Director	2005	Director

Hatton C. V. Smith	58	2007	Director	2005	Director

The following summarizes the business experience and background of each of our nominees.

Thomas A. Broughton III – Mr. Broughton has served as our President, Chief Executive Officer and a director since 2007 and as President, Chief Executive Officer and a director of the Bank since its inception in May 2005.  Mr. Broughton has spent the entirety of his 30-year banking career in the Birmingham area.  In 1985, Mr. Broughton was named President of the de novo First Commercial Bank.  When First Commercial Bank was bought by Synovus Financial Corp. in 1992, Mr. Broughton continued as President and was named Chief Executive Officer of First Commercial Bank.  In 1998, he became Regional Chief Executive Officer of Synovus Financial Corp., responsible for the Alabama and Florida markets.  In 2001, Mr. Broughton's Synovus region shifted, and he became Regional Chief Executive Officer for the markets of Alabama, Tennessee and parts of Georgia.  He continued his work in this position until his retirement from Synovus in August 2004.  Mr. Broughton's experience in banking has afforded him opportunities to work in many areas of banking and has given him exposure to all bank functions.  Mr. Broughton received a Bachelor of Science in Finance from the University of Alabama in 1976 and a Master of Business Administration from the J. L. Kellogg Graduate School of Management at Northwestern University in 1977.  Mr. Broughton also serves on the Board of Directors of Cavalier Homes, Inc.

Stanley M. Brock – Mr. Brock has served as our Chairman of the Board since 2007 and has served as Chairman of the Board of the Bank since its inception in May 2005.  He has served as President of Brock Investment Company, Ltd., a private venture capital firm since its formation in 1995.  Prior to 1995, Mr. Brock practiced corporate law for 20 years with one of the largest law firms based in Birmingham, Alabama.  Mr. Brock also served as a director of Compass Bancshares, Inc., a publicly traded bank holding company, from 1992 to 1995.  Mr. Brock received a Bachelor of Arts in English from the University of Virginia in 1972 and a Doctor of Jurisprudence from Vanderbilt University in 1975.

Michael D. Fuller – Mr. Fuller has served as a director since 2007 and as a director of the Bank since its inception in May 2005.  For over twenty years, Mr. Fuller has been a private investor in real estate investments.  Prior to that time, Mr. Fuller played professional football for nine years.  Mr. Fuller received a Bachelor of Arts in Business Administration from Auburn University in 1976 and received a Master of Business Administration from San Diego National University in 1979.  Mr. Fuller has served as President of Double Oak Water Reclamation, a private collection and wastewater treatment facility in Shelby County, Alabama since 1998.

James J. Filler – Mr. Filler has served as a director since 2007 and as a director of the Bank since its inception in May 2005.  Mr. Filler has been a private investor since his retirement in 2006.  Prior to his retirement, Mr. Filler spent 44 years in the metals recycling industry with Jefferson Iron & Metal, Inc. and Jefferson Iron & Metal Brokerage Co., Inc.  Mr. Filler attended Samford University.

J. Richard Cashio – Mr. Cashio has served as a director since 2007 and as a director of the Bank since its inception in May 2005.  Mr. Cashio serves as CEO of TASSCO, LLC and served as the CEO of Tricon Metals & Services, Inc. from 2000 until its sale in October 2008, and had served in various other positions with Tricon Metals & Services, Inc. prior to 2000.  Mr. Cashio received a Bachelor of Science degree from the University of Alabama in 1979.

Hatton C. V. Smith – Mr. Smith has served as a director since 2007 and as a director of the Bank since its inception in May 2005.  Mr. Smith has served as the CEO of Royal Cup Coffee since 1986 and various other positions with Royal Cup Coffee prior to 1986.  Mr. Smith received a Bachelor of Arts degree from Washington & Lee University in 1973.  He is involved in many different charities and is a director of the United Way and the Baptist Health System.

THE ROLE OF THE BOARD OF DIRECTORS

In accordance with our Bylaws and Delaware law, our board of directors oversees the management of the business and affairs of the Company. The members of our board also are members of the board of directors of our wholly-owned subsidiary Alabama state chartered bank, ServisFirst Bank (as defined supra, the "Bank"), which accounts for substantially all of the Company’s consolidated operating results. The members of our board keep informed about our business through discussions with senior management and other officers and managers of the Company and its subsidiaries, including the Bank, by reviewing analyses and reports sent to them by management and outside consultants, and by participating in board and in board committee meetings.

COMMITTEES OF THE BOARD OF DIRECTORS

Our board maintains three standing committees: Audit, Compensation, and Nominating and Corporate Governance. The governing charter for each of the three committees is available on our website under the "Committee Charter" heading.

Audit Committee

The Audit Committee assists our board of directors in maintaining the integrity of our financial statements, and of our financial reporting processes and systems of internal audit controls, and our compliance with legal and regulatory requirements. The Audit Committee reviews the scope of independent audits and assesses the results. The Audit Committee meets with management to consider the adequacy of the internal control over, and the objectivity of, financial reporting. The Audit Committee also meets with the independent auditors and with appropriate financial personnel concerning these matters. The Audit Committee selects, determines the compensation of, appoints and oversees our independent auditors. The independent auditors periodically meet with the Audit

Committee and always have unrestricted access to the Audit Committee. The Audit Committee, which currently consists of Michael J. Fuller, J. Richard Cashio and Stanley M. Brock met eight times in 2008. Our board of directors has determined that each of Fuller,  Cashio, and Brock is independent under the standards of independence of the Marketplace Rules of the NASDAQ Stock Market and Rule 10A-3 of the Exchange Act. We have not designated any of our Audit Committee members as a “audit committee financial expert,” as such term is defined under Item 407 of Regulation S-K. While we believe that each of our Audit Committee members have had careers which provide them with the skills to understand financial statements and are competent to serve as members of the Audit Committee, none of the current members has the financial background or education which we believe unequivocally allows us to make such a designation and our board of directors does not believe that designating a member of the Audit Committee as a "audit committee financial expert" is necessary at this time.

Compensation Committee

The Compensation Committee administers incentive compensation plans, including stock option plans, and advises our board of directors regarding employee benefit plans. The Compensation Committee establishes the compensation structure for our senior management, approves the compensation of our senior executives, and makes recommendations to the independent members of our board of directors with respect to compensation of the Chief Executive Officer and all other executive officers of the Company. The Compensation Committee, which currently consists of Hatton C.V. Smith, J. Richard Cashio and James J. Filler, met six (6) times in 2008. Our board of directors has determined that each of Smith, Cashio and Filler is independent under the standards of independence of the Marketplace Rules of the NASDAQ Stock Market, and Rule 10A-3 of the Exchange Act and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986.

In January 2008, the Compensation Committee retained an outside consultant, Clark Consulting, to advise it regarding our compensation practices. Clark Consulting provided us with a report dated January 2008 (the "Clark Report") which compared the compensation paid to our president and chief executive officer in 2007 versus a peer group which included Pinnacle Financial Partners, Inc. (Nashville, TN), FNB United Corp. (Asheboro, NC), Great Florida Bank (Coral Gables, FL), Capital Bank Corporation (Raleigh, NC), Bancorp, Inc. (Wilmington, DE), Gateway Financial Holding, Inc. (Virginia Beach, VA), Integrity Bancshares, Inc. (Alpharetta, GA), Bank of Florida Corporation (Naples, FL), Commonwealth Bankshares, Inc. (Norfolk, VA), Omni Financial Services, Inc. (Atlanta, GA), Crescent Financial Corporation (Cary, NC), Patriot National Bancorp, Inc. (Stamford, CT), Tennessee Commerce Bancorp (Franklin, TN), Southern First Bancshares, Inc. (Greenville, SC) and Sun American Bancorp (Boca Raton, FL).  The Clark Report concludes that while we are in the top 40% in most all performance measures and the top 5% for asset growth, the base salary of our president and CEO is in the bottom 12% and his total compensation is in the bottom 30% versus such peer group.

We have not retained Clark Consulting regarding our compensation practices for fiscal year 2008 and upcoming fiscal year 2009. Instead, the Compensation Committee independently determines the appropriate levels of compensation for executive officers and directors taking into account, among other factors, the performance of such individuals, our financial performance, shareholder return and efforts and undertakings and initiatives to build shareholder value.

        Nominating/Corporate Governance Committee

        The Nominating/Corporate Governance Committee functions include establishing the criteria for selecting candidates for nomination to our board; actively seeking candidates who meet those criteria; and making recommendations to our board of nominees to fill vacancies on, or as additions to, our board and to monitor the Company's corporate governance structure. The Nominating/Corporate Governance Committee, which currently consists of Michael J. Fuller, J. Richard Cashio and Stanley M. Brock, met one (1) time in 2008. Our board of directors has determined that each of Fuller, Cashio and Brock is independent under the standards of independence of the Marketplace Rules of the NASDAQ Stock Market, and Rule 10A-3 of the Exchange Act and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986.

        The Compensation Committee seeks director candidates based upon a number of qualifications/criteria, including their independence, knowledge, judgment, character, leadership skills, education, experience and financial literacy. The Committee will consider nominees for election to our board that are timely recommended by shareholders provided that a complete description of the nominees' qualifications, experience and background, together with a statement signed by each nominee in which he or she consents to act as such, accompany the recommendations.

Committee Membership

The following chart provides a summary of our board committee membership for fiscal year ended December 21, 2008.

Committee Membership
Names	Nominating and Corporate Governance	Audit	Compensation
Thomas A. Broughton, III
Stanley M. Brock	X	X
Michael D. Fuller	X	X
James J. Filler			X
Joseph R. Cashio	X	X	X
Hatton C.V. Smith			X

      Advisory Boards

The Bank has established the following advisory boards for the Huntsville, Montgomery and Dothan markets:

Huntsville Market:

E. Wayne Bonner
Hoyt A. “Tres” Childs, III, MD
Donald J. Davidson
David J. Slyman, Jr.
Irma Tuder
Danny J. Windham
Sidney R. White
William (Bill) B. Watson, Jr.
Thomas J. Young

Montgomery Market:

Ray B. Petty
Todd Strange
G. L. Pete Taylor
W. Ken Upchurch, III
Alan E. Weil, Jr.

Dothan Market:

Charles H. Chapman III
William C. (Bill) Thompson
John Downs
Charles E. Owens

INDEPENDENCE OF THE BOARD OF DIRECTORS
Our common stock is not being listed on any exchange upon registration, and we have no current plans to list our common stock on any exchange; therefore, the Exchange Act requires that we select an exchange’s director independence requirements with which to comply.  We have selected the director independence requirements of The NASDAQ Global Market.  Our Corporate Governance and Nominating Committee has and will, as deemed necessary, conduct a review of director independence utilizing the listing standards of The NASDAQ Global

Market.  During this review, our board considered transactions and relationships between each director or any member of his immediate family and us and our only subsidiary or affiliate, the Bank. Our board also considered whether there were any transactions or relationships between directors or any member of their immediate family (or any entity of which a director or an immediate family member is an executive officer, general partner or significant equity holder).  The purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that a director is independent.  Independent directors must be free of any relationship with us or our management that may impair the director’s ability to make independent judgments.

Our Corporate Governance and Nominating Committee has determined in its business judgment that five (5) of the Company's six (6) Directors are independent as defined in the applicable NASDAQ Global Market listing standards, including that each member is free of any relationships that would interfere with his individual exercise of independent judgment: Stanley M. Brock, Michael D. Fuller, James J. Filler, J. Richard Cashio and Hatton C. V. Smith.

Mr. Broughton is considered an inside director because of his employment as our President and Chief Executive Officer.

COMMUNICATIONS WITH DIRECTORS

You may contact any of our independent directors, individually or as a group, by writing to them c/o William M. Foshee, Chief Financial Officer, ServisFirst Bancshares, Inc., 3300 Cahaba Road, Suite 300, Birmingham, Alabama 35223. Mr. Foshee will review and forward to the appropriate directors copies of all such correspondence that, in the opinion of Mr. Foshee, deals with the functions of the board of directors or its committees or that he otherwise determines requires their attention. Concerns relating to accounting, internal controls or auditing matters will be brought promptly to the attention of the Chairman of the Audit Committee and will be handled in accordance with procedures established by the Audit Committee.

CORPORATE GOVERNANCE GUIDELINES

Our board of directors believes that sound governance practices and policies provide an important framework to assist them in fulfilling their oversight duty. In December 2007, our board formally adopted Corporate Governance Guidelines of ServisFirst Bancshares, Inc. (the “Governance Guidelines”), which include a number of the practices and policies under which our board has operated for some time, together with concepts suggested by various authorities in corporate governance and the new requirements under the NASDAQ’s listed company rules and the Sarbanes-Oxley Act of 2002. Some of the principal subjects covered by our Governance Guidelines include:

•
Director Qualifications, which include a board candidate’s independence, experience, knowledge, skills, expertise, integrity, ability to make independent analytical inquiries; his or her understanding of our business and the business environment in which we operate; and the candidate’s ability and willingness to devote adequate time and effort to board responsibilities, taking into account the candidate’s employment and other board commitments.

•
Responsibilities of Directors, including acting in the best interests of all shareholders; maintaining independence; developing and maintaining a sound understanding of our business and the industry in which we operate; preparing for and attending board and board committee meetings; and providing active, objective and constructive participation at those meetings.

•
Director Access to management and, as necessary and appropriate, independent advisors, including encouraging presentations to our board from the officers responsible for functional areas of our business and from outside consultants who are engaged to conduct periodic reviews of various aspects of the Company’s operations or the quality of certain of the Company’s assets, such as the loan portfolio.

•
Director Orientation and Continuing Education, including programs to familiarize new directors with our business, strategic plans, significant financial, accounting and risk management issues, compliance programs, conflicts policies, code of business conduct and corporate governance guidelines. In addition, each director is expected to participate in continuing education programs relating to developments in the Company’s business and in corporate governance.

•	Regularly Scheduled Executive Sessions, without management, will be held by our board and by the Audit Committee, which meets separately with the Company’s outside auditors.

CODE OF BUSINESS CONDUCT

Our board of directors has adopted a Code of Ethics that applies to all of our employees, officers and directors. The Code of Ethics covers compliance with law; fair and honest dealings with us, with competitors and with others; fair and honest disclosure to the public; and procedures for compliance with the Code of Ethics. A copy of our Code of Ethics is available free of charge on our website at www.servisfirstbancshares.com.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The primary functions of the compensation committee are to evaluate and administer the compensation of our president and chief executive officer and other executive officers and to review our general compensation programs.  As of December 31, 2008, and currently, the members of this committee are:  Hatton C. V. Smith, J. Richard Cashio and James J. Filler.  No member of this committee has served as one of our officers or employees or of any subsidiary.  In addition, none of our executive officers has served as a director or as a member of the compensation committee of a company which employs any of our directors.

DIRECTOR COMPENSATION

The following table sets forth information regarding the compensation of our non-employee directors for the year ended December 31, 2008. Thomas A. Broughton III is a named executive officer and his compensation is reflected in the Summary Compensation Table.

Name	Fees earned or paid in cash	Stock Awards	Total
	($)	($)	($)
Stanley M. Brock, Chairman of the Board	22,500	47,222(1)	69,722
Michael D. Fuller	23,000	47,222(1)	70,222
James J. Filler	17,500	47,222(1)	64,722
J. Richard Cashio	17,750	47,222(1)	64,972
Hatton C. V. Smith	17,000	47,222(1)	64,222

 (1)  Each director received a warrant to purchase 10,000 shares of common stock on May 2, 2005 at $10.00 per share which are fully vested as of May 2008 and each director further received an option to purchase 10,000 shares of common stock on December 20, 2007 at $20.00 per share which vest 100% at one time at the end of five years from the date of the grant.  Consequently, each of the Directors held warrants/options to purchase up to 20,000 shares as of December 31, 2008.   The dollars amount recognized here is fair value in accordance with FAS 123R.

MEETINGS OF THE BOARD OF DIRECTORS

In 2008, our board of directors held seven (7) meetings. In 2008, each director attended more than 75% of the aggregate of: (i) the number of meetings of the board of directors held during the period he served on the board; and (ii) the number of meetings of committees of the board of directors held during the period he served on such committees.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED IN PROPOSAL 1.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Relationships and Related Transactions

We have not entered into any business transactions with related parties required to be disclosed under Rule 404(a) of Regulation S-K other than banking transactions in our ordinary course of business with our Directors and officers, as well as members of their families and corporations, partnerships or other organizations in which they have a controlling interest.  Management recognizes that related party transactions can present unique risks and potential conflicts of interest (in appearance and in fact).  Therefore, we maintain written policies around interactions with related parties which require that these transactions are on the following terms:

•
In the case of banking transactions, each is on substantially the same terms, including price or interest rate, collateral and fees, as those prevailing at the time for comparable transactions with unrelated parties, and will not be expected to involve more than the normal risk of collectability or present other unfavorable features to the Bank; and

•	In the case of any related party transactions including banking transactions, each is approved by a majority of the directors who do not have an interest in the transaction.

The aggregate amount of indebtedness from directors and executive officers (including their affiliates) to the Bank as of December 31, 2008, including extensions of credit or overdrafts, endorsements and guarantees outstanding on such date, was $15,934,000, which equaled 18.36% of our total equity capital as of that date.  Less than 5% of these loans were installment loans to individuals.  These loans are secured by real estate and other suitable collateral to the same extent, including loan to value ratios, as loans to similarly situated unaffiliated borrowers.  We anticipate making related party loans in the future to the same extent as we have in the past.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC, initial reports of ownership and reports of changes in ownership of common stock and other equity securities. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely upon information made available to us, we believe that each filing required to be made pursuant to Section 16(a) was timely filed by our executive officers and directors and the beneficial owners of more than 10% of our common stock except for: (1) one initial statement of beneficial ownership on Form 3 in connection with Mr. DeVane's appointment as an officer, as such term is defined under Exchange Act Rule 16a-3, and in connection with a stock option granted to Mr. DeVane to purchase up to 50,000 shares of common stock, which vests 4,000 shares per year beginning on September 11, 2010 and each year thereafter with the final 34,000 shares vesting on September 11, 2014  and  (2) one change in beneficial ownership on Form 4 in connection with 8,000 shares of common stock acquired by Mr. DeVane pursuant to the Dothan private placement offering.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

Our compensation process is designed to address both annual and longer term corporate objectives. We have been in a period of accelerated growth and change in recent years and our compensation processes have been designed to permit us to attract and retain highly skilled executive and management staff in our competitive market place.  This Compensation Discussion and Analysis describes our compensation program for our "named executive officers" who are Thomas A. Broughton III, William M. Foshee, Clarence C. Pouncey III, Andrew N. Kattos, G. and Carlton Barker.

On November 29, 2007, we consummated the Bank's holding company reorganization causing us to become a bank holding company and the Bank to become our wholly-owned subsidiary.  Our board of directors and the board of directors of the Bank consist of the same individuals.  Of the named executive officers, three of them were appointed as executive officers of us and, in each case, with the same title as they hold for the Bank, namely Thomas A. Broughton III, President and CEO, Clarence C. Pouncey III, Executive Vice President and COO, and William M. Foshee, Executive Vice President and CFO.  Consequently, from May 2, 2005 until November 29, 2007, the Bank operated as an independent bank with no holding company and, consequently, all compensation decisions for the named executive officers to date, including for the year ended December 31, 2008, have been made solely by the compensation committee of the Bank and approved by the board of directors of the Bank.

In December 2007, following our bank holding company reorganization, our board of directors appointed a separate compensation committee consisting of the same individuals as the compensation committee of the Bank with the authority to determine the compensation of our Chief Executive Officer and, either independently or with other independent directors of the board, the compensation of our other executive officers, and to further administer any stock incentive plans.  To date, all of the named executive officers remain employees of the Bank for payroll and tax purposes including Mr. Broughton, Mr.Foshee and Mr. Pouncey. It is expected that, at this time, the name executive officers will remain employees of the Bank and therefore the compensation committee of the Bank will continue to set compensation for the named executive officers as approved by the board of directors of the Bank and subsequently approved by our board of directors.  We have not yet determined when any of our named executive officers will have their compensation determined by our compensation committee rather than the Bank's compensation committee.  However, as stated above, both compensation committees consist of the same individuals.  References herein to "our" or "the" Compensation Committee will refer to our compensation committee and/or the Bank's compensation committee, as applicable.

Compensation Philosophy and Objectives

Our Compensation Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals by us and the Bank, and which aligns executives’ interests with those of our stockholders by rewarding performance, with the ultimate objective of improving stockholder value.  The Compensation Committee evaluates both performance and compensation to ensure that we maintain our ability to attract and retain superior employees in key positions and that compensation provided to the named executive officers and other officers remains competitive relative to the compensation paid to similarly situated executives of our peers; provided that, our Compensation Committee has not yet designated a specific peer group for this purpose.  To that end, the compensation committee believes that executive compensation packages should include cash, annual short-term cash incentives and long-term equity based incentives that reward performance as measured against established goals. These goals may include any number of criteria and may be unique to the particular executive officer based upon his or her duties, and may include, among others, criteria based upon our net income, our asset growth, our loan growth, such executive officer’s personal deposit production and our efficiency and asset quality.  Additionally, the Compensation Committee believes that we should offer competitive benefit plans including health insurance and 401(k).  We have also entered into change in control agreements where we believe it is important to ensure the retention of certain key executives during the critical period immediately preceding a change in control, if and when applicable.

In order to recruit and retain the most qualified and competent individuals as executive officers, we strive to maintain a compensation program that is competitive in our market.

The fundamental purpose of our executive compensation program is to assist us in achieving our financial and operating performance objectives.  Specifically, our compensation program has three basic objectives:

•	To attract, retain and motivate our executive officers, including our named executive officers;

•	To reward executives upon the achievement of measurable corporate, business unit and individual performance goals; and

•	To align each executive's interests with the creation of stockholder value.

Elements of our Compensation Program

Base salary:  This element is intended to directly reflect an executive’s job responsibilities and his value to us; we also use this element to attract and retain our executives and, to some extent, acknowledge each executive’s individual efforts in furthering our strategic goals.

Annual short-term cash incentives:  This annual cash incentive is one of the performance-based elements of our compensation; it is intended to motivate our executives and to provide a current or immediate reward for short-term (annual) measurable performance.

Equity-based incentives:  The grant of stock options is the most important method we use to align the interests of our named executive officers with the interests of our stockholders, which is another element of performance-based compensation.

Perquisites and benefits:  These benefits and plans are intended to attract and retain qualified executives, by ensuring that our compensation program is competitive and provides an adequate opportunity for retirement savings; to a limited degree these programs tend to reward long-term service or loyalty to us.

Change in control agreements:  These agreements, or such provisions in an employment or similar agreement, provide a form of severance payable in the event of a change in control of us. They are primarily intended to align the interests of our executives with our stockholders by providing a secure financial transition in the event of termination in connection with a change in control.

General Compensation Policies

      To reward both short and long-term performance in the compensation program and in furtherance of our compensation objectives noted above, our executive officer compensation philosophy includes the following principles:

      Compensation should be related to performance.  The Compensation Committee believes that a significant portion of an executive officer’s compensation should be tied not only to individual performance, but also company performance measured against both financial and non-financial goals and objectives.

      Incentive compensation should represent a portion of an executive officer’s total compensation.  The Compensation Committee is committed to providing competitive compensation that reflects the performance of us and of the individual officer or employee.

      Compensation levels should be competitive.  The Compensation Committee reviews the available data to ensure that our compensation is competitive with that provided by other comparable companies.  The Compensation Committee believes that competitive compensation enhances our ability to attract and retain executive officers.  Clark Consulting has issued a report to us in January 2008 that compares our compensation arrangements with those of other comparable banks and industry standards.  The report indicates that Mr. Broughton’s compensation is below average overall, particularly his base salary, and our compensation committee will review accordingly.

Incentive compensation should balance short-term and long-term performance.  The Compensation Committee seeks to achieve a balance between encouraging strong short-term annual results and ensuring our long-term viability and success.  To reinforce the importance of balancing these perspectives, executive officers will be provided both short- and long-term incentives.  For year ended December 31, 2008 and fiscal years ended prior, we provided our executive officers, non-employee directors and employees with the means to become stockholders of us and to share accretion in value with our stockholders through our 2005 Amended and Restated Stock Incentive Plan.  In order to continue to be able to make Awards to our named executive officers, other employees and non-employee directors in fiscal year 2009 and years forward, our board of directors has adopted and is recommending that the stockholders vote in favor of the 2009 Stock Incentive Plan, described more fully in Proposal 3 below.

The Compensation Committee does not use a specific formula to determine the amount allocated to each element of compensation.  Instead, the Compensation Committee evaluates the total compensation paid to each executive and makes individual compensation decisions as to the mixture between base salary, annual short-term cash incentives and equity-based incentives.  To date, in determining the amount or mixture of compensation to be paid to any executive, the Compensation Committee has not considered any severance payment to be paid under an employment agreement or change-in-control agreement or any equity-based incentives previously awarded.  Further, the Compensation Committee has not adopted any specific stock ownership or holding guidelines that would affect such determinations.

For fiscal year 2008, an average of 14.2% of our named executive officers' compensation was in annual short-term cash incentives and an average of 13.8% of our named executive officers' compensation was in long-term equity-based incentives, or stock options.  The following table illustrates the percentage of each named executive officer’s total compensation, as reported in the "Summary Compensation Table" below, related to base salary, annual short-term cash incentives and long-term equity-based incentives:

	Percentage of Total Compensation (Fiscal Year 2008)
Named Executive Officer	Annual Base Salary	Annual Short- Term Cash Incentives	Equity-Based Incentives	Perquisites and Benefits
Thomas A. Broughton III, PEO	55.8%	22.3%	10.7%	11.2%
William M. Foshee, PFO	70.1%	13.1%	8.5%	8.3%
Clarence C. Pouncey III	64.5%	16.9%	11.8%	6.8%
G. Carlton Barker	64.6%	n/a	25.4%	10.0%
Andrew N. Kattos	62.6%	14.8%	12.6%	9.9%

Annual Base Salary

      The Compensation Committee endeavors to establish base salary levels for executives that are consistent and competitive with those provided for similarly situated executives of other similar financial institutions, taking into account each executive's areas and level of responsibility.  To date, the Compensation Committee has not designated a specific peer group for its use.  For the year ended December 31, 2008, the Compensation Committee increased Mr. Broughton’s base compensation to $250,000 from $225,000, an increase of $25,000 or 11.11%.

For the year ended December 31, 2008, the Compensation Committee increased the base salary of William M. Foshee to $160,000 from $140,000, an increase of $20,000 or 14.29%, Clarence C. Pouncey III to $210,000 from $200,000, an increase of $10,000 or 5.00%, Andrew N. Kattos to $190,000 from $180,000, an increase of $10,000 or 5.60%; G. Carlton Barker's base salary remained the same at $200,000.

None of the named executive officers have employment agreements other than Mr. Barker and Mr. Kattos.  Mr. Kattos has an employment agreement which set his base salary initially at $170,000 and required a $10,000 increase to $180,000 on March 28, 2007 and required another $10,000 increase in his base salary to $190,000 beginning on March 28, 2008, as reflected in the above paragraph.  Mr. Barker's employment agreement provides that his minimum base salary shall be $200,000 subject to periodic discretionary raises.  See "Employment Agreements" below for a more detailed discussion.

Annual Short-Term Cash Incentive Compensation

      For the year ended December 31, 2008, the Compensation Committee relied on various performance measurements for defining executive officer incentive compensation for the named executive officers which included, among others, our net income, our asset growth, our loan growth, the executive’s individual loan production and our efficiency and asset quality.  Each of the performance measurements was applied and determined at the discretion of the Compensation Committee.  The potential award level for Mr. Broughton is purely discretionary but the potential award level for each of our other named executive officers, Mr. Pouncey, Mr. Foshee, Mr. Barker and Mr. Kattos, is limited to 50% of their respective base salaries.  Each of the employment agreements for Mr. Barker and Mr. Kattos provide that they shall have the opportunity to receive discretionary annual short-term incentive compensation of up to 50% of their respective base salaries.  The Compensation Committee makes a determination of awards based on the information available to it at the time.  The Compensation Committee has no policy to adjust or recover awards or payments if the relevant company performance measures upon which they are based are restated or otherwise adjusted in a manner that would reduce the size of an award or payment.

The table below details, for each named executive officer, the various elements comprising the performance targets for each named executive officer, the range of incentive cash compensation each was eligible to earn (expressed as a percentage of base salary), cash incentive compensation paid as a percentage of base salary and cash incentive compensation paid for 2008 performance.

Name	Performance Targets	2008 Incentive Range(%)	2008 Incentive as a Percentage of Base Salary(%)	2008 Incentive Paid($)
Thomas A. Broughton III	None	None	40%	$100,000

William M. Foshee	Net Income Regulatory Compliance	0%-50%	18.8%	$30,000

Clarence C. Pouncey III	Net Income Non Performing Asset Levels	0%-50%	26.2%	$55,000

G. Carlton Barker	Montgomery Office Deposits and Loans Montgomery Office Net Income Non Performing Asset Levels	0%-50%	n/a	n/a

Andrew N. Kattos	Huntsville Office Net Income Non Performing Asset Levels	0%-50%	23.7%	$45,000

The Compensation Committee did not set specific objective numerical targets for any of the above-stated criteria for each named executive officer.  Instead, the Compensation Committee made a subjective determination for each named executive officer's performance using, other than in the case of Mr. Broughton, the above criteria as guidelines.  The Compensation Committee determined that the named executive officers of the Company performed exceptionally with regard to the above criteria, particularly when considering that the financial services industry as a whole, as well as the securities markets generally, have been materially and adversely affected by very significant declines in the values of nearly all asset classes and by a very serious lack of liquidity. For the year ended December 31, 2008 and based upon its subjective determination of our overall performance for 2008, the Compensation Committee awarded Mr. Broughton $100,000 or 40.0% of his base salary.  The compensation committee awarded Mr. Foshee $30,000 or 18.8% of his base salary; Mr. Pouncey $55,000 or 26.2% of his base salary and Mr. Kattos $45,000 or 23.7% of his base salary.

      Equity –Based Incentive Compensation

On May 19 2005, Mr. Broughton received a stock option to purchase up to 75,000 shares of our common stock at $10.00 per share, and a now vested warrant in his capacity as a founding director to purchase up to 10,000 shares of our common stock for $10.00 per share.  Such 75,000 share option vests 10,000 shares per year each May 19 and thus has vested 30,000 shares to date and will vest an additional 10,000 shares on May 19, 2009 (for an aggregate of 40,000 shares) and each May 19 thereafter until the final 5,000 shares vest on May 19, 2013.  Since such time, Mr. Broughton has not been granted any further stock options as performance compensation, but was granted a stock option to purchase up to 10,000 shares of common stock at $20.00 per share in December 2007 which vests 100% after five years for his services as a director.  The Compensation Committee based its determination of Mr. Broughton’s compensation package with the intent of providing a compensation package designed to retain Mr. Broughton’s services and motivate him to perform to the best of his abilities.  Mr. Broughton’s 2008 base salary reflects our board’s determination of the salary level necessary to meet this objective.

To date, we have granted incentive stock options to our other named executive officers only upon their initial hiring but with vesting schedules designed to enhance their retention and align their interest with our stockholders.  These incentive stock options generally fully vest over 6 to 8 years from their date of grant, with most of such grants not beginning to vest until 3 to 5 years following their date of grant, the first of which just began to vest in February 2009.  See "Outstanding Equity Awards at Fiscal Year-End" below for a detailed description of the vesting schedules of each of the options granted to the named executive officers.

Certain provisions exist under our 2005 Amended and Restated Stock Incentive Plan and our proposed 2009 Stock Incentive Plan to allow for the acceleration of vesting equity awards in the event of a change of control. Under both the 2005 Amended and Restated Stock Incentive Plan and the 2009 Stock Incentive Plan, a “change of control” means a reorganization, merger or consolidation of us with or into another corporation or entity where our stockholders before the transaction own less than 50 percent of our combined voting power after the transaction, a sale of all or substantially all of our assets or a purchase of more than 50 percent of the combined voting power of our outstanding capital stock in a single transaction or a series of related transactions by one “person” (as that term is used in Section 13(d) of the Exchange Act) or more than one person acting in concert.

Severance and Change in Control.

We do not have an employment or other agreement with Mr. Broughton which requires us to pay him severance payments upon termination of his employment.  We have, however, entered into agreements to pay severance payments under certain circumstances to Mr. Barker and Mr. Kattos under their employment agreements, and we have entered into change in control agreements with Mr. Foshee and Mr. Pouncey.  Mr. Barker's employment agreement also contains a change in control provision.  See “Employment Agreements”, “Change in Control Agreements” and "Estimated Payments upon a Termination or Change in Control" below.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the board of directors of ServisFirst Bancshares, Inc. (the “Company”) has reviewed and discussed the Compensation Discussion and Analysis for the Company for the year ended December 31, 2008 with management. In reliance on the reviews and discussions with management, the Compensation Committee recommended to the board of directors, and the board of directors has approved, that the Compensation Discussion and Analysis be included in the required company filings with the Securities and Exchange Commission (SEC), including the Proxy Statement for the 2009 Annual Meeting.

The Compensation Committee Report shall not be deemed incorporated by reference in any document previously or subsequently filed with the SEC that incorporates by reference all or any portion of this Proxy Statement.

Submitted by the Compensation Committee:

Hatton C.V. Smith, Chairman
J. Richard Cashio
James J. Filler

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the aggregate compensation paid by us or the Bank for services for the years ended December 31, 2008, 2007 and 2006 to our named executive officers:

Name and Principal Position Held	Year	Salary	Bonus	Stock Awards	Option Awards (1)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
		($)	($)	($)	($)	($)	($)	($)	($)

Thomas A. Broughton III, President and CEO (PEO)	2008	250,000	100,000	—	47,996			50,149 (3)	448,145
	2007	225,000	175,000	—	38,576	—	—	41,611	480,187
	2006	200,000	150,000	—	38,394	—	—		388,394

William M. Foshee, Executive Vice President and Chief Financial Officer (PFO)	2008	160,000	30,000	—	19,433			18,961 (4)	228,394
	2007	140,000	70,000	—	14,731	—	—	16,068	240,799
	2006	120,000	36,000	—	13,630	—	—		169,630

Clarence C. Pouncey III Executive Vice President and Chief Operating Officer	2008	210,000	55,000	—	38,286			22,236 (5)	325,522
	2007	200,000	80,000	—	38,286	—	—	21,198	339,484
	2006	175,000	52,500	—	26,747	—	—		254,247

G. Carlton Barker (2) Executive Vice President of Bank and Montgomery President and CEO of Bank	2008	200,000	—	—	78,561			31,045 (6)	309,606
	2007	200,000	60,000	—	70,460	—	—	25,231	355,691
	2006	—	—	—	—	—	—		—

Andrew N. Kattos (2) Executive Vice President of Bank Huntsville President and CEO of Bank	2008	190,000	45,000	—	38,286			30,130 (7)	303,416
	2007	180,000	89,100	—	38,286	—	—	29,765	337,151
	2006	170,000	51,000	—	26,747	—	—		247,747

_________________

(1)	The amounts in this column reflect the aggregate grant date fair value under FAS 123(R) of awards made during the respective year.

(2)
Although Mr. Barker and Mr. Kattos are employees of the Bank only, we have included them as named executive officers due to their salary level and since they are president and chief executive officer of the Huntsville and Montgomery offices, respectively.

(3)
All Other Compensation for 2008 includes car allowance ($9,000), director’s fees ($16,800), country club allowance ($5,547), healthcare premiums ($6,135), matching contributions to 401(k) plan ($14,375) and group life and long-term disability insurance premiums ($1,212).

(4)	All Other Compensation for 2008 includes car allowance ($9,000), matching contributions to 401(k) plan ($9,134) and group life and long-term disability insurance premiums ($827).

(5)	All Other Compensation for 2008 includes car allowance ($9,000), country club allowance ($6,040), group life and long-term disability insurance premiums ($1,061) and healthcare premiums ($6,135).

(6)
All Other Compensation for 2008 includes car allowance ($9,000), matching contributions to 401(k) plan (9,200), country club allowance ($5,649), group life and long-term disability insurance premiums ($1,061) and healthcare premiums ($6,135).

(7)
All Other Compensation for 2008 includes car allowance ($9,000), matching contributions to 401(k) plan ($7,200), country club allowance ($6,704), group life and long-term disability insurance premiums ($1,091) and healthcare premiums ($6,135).

Fiscal Year 2009 Compensation

In order to continue to be able to make option awards to our named executive officers, other employees and non-employee directors in fiscal year 2009 and years forward, our board of directors has adopted and is recommending to that the stockholders vote in favor of the 2009 Stock Incentive Plan, described more fully in Proposal 3 below.

Grants of Plan-Based Awards in 2008

The table below sets forth information regarding grants of plan-based awards made to our named executive officers during 2008.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value ($)

Thomas A. Broughton III, President and CEO (PEO)	—	—	—	—
William M. Foshee, Executive Vice President Chief Financial Officer	2/18/2008	5,000	$20	$27,050
Clarence C. Pouncey III Executive Vice President Chief Operating Officer	—	—	—	—
G. Carlton Barker Executive Vice President President and CEO Montgomery Bank	—	—	—	—
Andrew N. Kattos Executive Vice President President and CEO Huntsville Bank	—	—	—	—
____________________
 (1)  Awarded under our 2005 Amended and Restated Stock Incentive Plan.

Outstanding Equity Awards at Fiscal Year-End

The following table details all outstanding equity grants as of December 31, 2008.

Name	Number of securities underlying unexercised options (#) exercisable	Option Awards Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date
Thomas A. Broughton III, President and CEO (PEO) (1)	30,000	45,000	$10.00	05/19/2015
	—	10,000	$20.00	12/20/2017

William M. Foshee, Executive Vice President and Chief Financial Officer (PFO) (2)	—	20,000	$10.00	05/19/2015
	—	5,000	$11.00	04/20/2016
	—	5,000	$20.00	02/19/2018

Clarence C. Pouncey, III Executive Vice President and Chief Operating Officer(3)	—	50,000	$11.00	04/20/2016

G. Carlton Barker Executive Vice President of Bank and Montgomery President and CEO of Bank (4)	—	68,334	$15.00	02/01/2017

Andrew N. Kattos Executive Vice President of Bank and Huntsville President and CEO of Bank (5)	—	50,000	$11.00	04/20/2016

____________________
(1)   The option to purchase 75,000 shares at $10.00 per share granted to Mr. Broughton on May 19, 2005 vests 10,000 shares per year with the final 5,000 vesting on May 19, 2013.  The option to purchase 10,000 shares at $20.00 per share granted to Mr. Broughton on December 20, 2007 vests 100% on December 20, 2012.

(2)   The option to purchase 20,000 shares at $10.00 per share granted to Mr. Foshee on May 19, 2005 vests 10,000 shares on May 19, 2010 and 10,000 shares on May 19, 2011.  The option to purchase 5,000 shares at $11.00 per share granted to Mr. Foshee on April 20, 2006 vests all 5,000 shares on April 20, 2011.  The option to purchase 5,000 shares at $20.00 per share granted to Mr. Foshee on February 19, 2008 vests all 5,000 shares on February 19, 2013.

(3)   The option to purchase 50,000 shares at $11.00 per share granted to Mr. Pouncey on April 20, 2006 vests 9,000 shares per year beginning on April 20, 2009, with the final 5,000 shares vesting on April 20, 2014.

(4)   The option to purchase 75,000 shares at $15.00 per share granted to Mr. Barker on February 1, 2007 vests 6,666 shares per year beginning on February 1, 2009 with the final 48,336 shares vesting at one time on February 1, 2013.

(5)   The option to purchase 50,000 shares at $11.00 per share granted to Mr. Kattos on April 20, 2006 vests 9,000 shares per year beginning on April 20, 2009, with the final 5,000 shares vesting on April 20, 2014.

Plan Option Exercises and Stock Vested in Fiscal 2008

There were no options exercised during fiscal 2008, and we have no restricted stock or other stock awards to have vested.

Non-Plan Warrants and Stock Options

We also issued to each of our directors upon the formation of the Bank in May 2005 warrants to purchase up to 10,000 shares of our common stock, or 60,000 in the aggregate, for a purchase price of $10.00 per share, expiring in ten years.  These warrants vest over three years from date of grant and thus became fully vested in May 2008.

We have granted non-plan stock options to certain key relationships to purchase up to an aggregate of 55,000 shares of our common stock at between $15.00 and $20.00 per share for 10 years.  These stock options are non-qualified and not part of our 2005 Amended and Restated Stock Incentive Plan.  They vest 100% at one time five years after the date of grant. No warrants or non-plan options were exercised during fiscal year 2008.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS AND
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Employment Agreements

G. Carlton Barker.  G. Carlton Barker entered into an employment agreement with the Bank on February 1, 2007, pursuant to which he serves as executive vice president of the Bank and president and chief executive officer of the Montgomery office.  Mr. Barker’s agreement provides that he will receive a base salary of $200,000 per year, an option to purchase up to 75,000 shares of our common stock as set forth in the above table, automobile allowance and reimbursement, life, health, dental, and disability insurance, and other benefits afforded to employees of the Bank. Mr. Barker is eligible to receive incentive-based compensation up to fifty percent (50%) of base salary, the terms of which shall be established by the Bank annually.  In addition, the Bank may increase Mr. Barker's base salary upon a periodic review. The agreement's initial term is until January 31, 2012, and upon expiration of the initial term shall automatically renew for subsequent one-year terms, unless earlier terminated.

The Bank may terminate Mr. Barker's employment upon his death, disability or for “cause.”  The Bank may further terminate Mr. Barker's employment at any time without cause by providing proper notice and the payment to Mr. Barker in a lump sum an amount equal to what Mr. Barker would have been paid during the remainder of the term or twelve months, whichever is greater, plus any other cash payments due including incentive pay.  Comparatively, Mr. Barker can terminate his employment voluntarily by providing proper notice.  Under his agreement, Mr. Barker agrees to maintain the confidentiality of the Bank's confidential information during the term of the agreement and at all times thereafter.  Furthermore, Mr. Barker agrees to not solicit, directly or indirectly, any individual who is employed by the Bank, for himself or as an employee or agent of any person, firm, or corporation, for a period of no less than twelve (12) months, but no greater than twenty-four (24) months, following his employment with the Bank.

For purposes of this agreement, "Cause" shall mean any of the following: (i) conviction in connection with a felony, (ii) conviction in connection with any crime, whether a felony or a misdemeanor, involving the purchase or sale of any security, mail or wire fraud, theft, embezzlement, moral turpitude or misappropriation of the Bank’s property; (iii) willful or gross neglect of his duties or obligations hereunder; (iv) willful misconduct in connection with the performance of his duties hereunder; (v) a material breach of the Bank’s Code of Ethics; or (vi) suspension or removal by any bank or securities regulator or such regulatory agency.

Furthermore, Mr. Barker’s agreement provides that, in the event of a change of control, Mr. Barker may elect to terminate his employment and shall be entitled to a lump sum payment equal to three times his base salary and any unvested stock options shall immediately vest.  In the event that the payments due in a change in control results in adverse tax consequences to Mr. Barker, then we will reduce such payment to such amount as Mr. Barker determines will not result in such adverse tax consequences.  For purposes of this agreement, the term "change in control" means (i) the occurrence of any transaction with respect to which either notice or application must be filed with the Federal Reserve Board pursuant to certain provisions of the Code of Federal Regulations, and as a result of which more than 50% of our outstanding shares becomes owned by any person, or group of persons acting in concert, who prior to the transaction owned less than 50% of our outstanding shares, (ii) individuals who were our directors immediately prior to a "control transaction" shall cease within one year of such control transaction to constitute a majority of our board of directors, or (iii) we are merged or consolidated with another corporation and are not the surviving corporation or we sell or otherwise dispose of substantially all of our assets.  A "control transaction" is (i) any tender offer for or acquisition of our shares, (ii) any merger, consolidation, or sale of substantially all of our assets, (iii) any contested election of directors or (iv) any combination of the foregoing which results in a change in voting power sufficient to elect a majority of the board of directors.

Andrew N. Kattos.  Andrew N. Kattos entered into an employment agreement with the Bank on April 27, 2006, pursuant to which he serves as executive vice president of the Bank and president and chief executive officer of the Huntsville office.  Mr. Kattos’ agreement provides that he will receive a base salary of $180,000 per year, subject to an additional $10,000 increase in March 2008, an option to purchase up to 50,000 shares of our common stock as set forth in the table above, automobile allowance and reimbursement, partial health and disability insurance and other benefits afforded to employees of the Bank.  Mr. Kattos is eligible to receive incentive-based compensation up to fifty percent (50%) of base salary, the terms of which shall be established by the Bank annually.  Mr. Kattos may be eligible for additional incentive based compensation based on performance as may be awarded at the discretion of the Bank.  The agreement's initial term expires on March 29, 2009 and, upon expiration of the initial term, shall automatically renew for a subsequent two-year term, ending on March 29, 2011.

The Bank may terminate Mr. Kattos' employment upon his death, disability or for “cause.”  The Bank may terminate Mr. Kattos' employment without cause by providing proper notice and continuing to pay his salary every two weeks for the remainder of the term or twelve months, whichever is greater, plus all other cash obligations (unused vacation) and 50% of any incentive compensation earned as of the termination date.  Comparatively, Mr. Kattos can terminate his employment voluntarily by providing proper notice.  Under the agreement, Mr. Kattos agrees to maintain the confidentiality of the Bank's confidential information during the term of the agreement and at all times thereafter.  Furthermore, Mr. Kattos agrees to not solicit, directly or indirectly, any individual who is or was employed by the Bank at or within 180 days of his termination, for himself or as an employee or agent of any person, firm, or corporation, for a period of no less than twelve (12) months, following his employment with the Bank, and Mr. Kattos agrees to refrain from becoming employed by or become a consultant to any individual or entity other than the Bank or its subsidiaries or affiliates, for said period.  For purposes of this agreement, "Cause" shall mean any of the following: (i) indictment in connection with a felony, (ii) indictment in connection with any crime whether a felony or misdemeanor, involving the purchase or sale of any security, mail or wire fraud, theft, embezzlement, moral turpitude or misappropriation of the Bank’s property, (iii) willful or gross neglect of his duties hereunder, (iv) willful misconduct in connection with the performance of his duties hereunder, (v) a material breach of the Bank’s Code of Ethics, or (vi) suspension or removal by any bank or securities regulator or such regulatory agency.

Change in Control Agreements

General

As of December 31, 2008, we had two change in control severance agreements with named executive officers, William M. Foshee and Clarence C. Pouncey, III; however, there is a similar change in control provision in Mr. Barker’s employment agreement as set forth above.  Each of these change in control agreements were originally entered into with the Bank but also apply to a change in control of us since our holding company reorganization in 2007.

These agreements generally provide for a lump sum payment (equal to two times annual base salary for Mr. Foshee and one times annual base salary for Mr. Pouncey) in the event of the termination of their respective employment within 24 months after a "change in control" (as defined in their agreements) either: (i) by us, other than for “Cause”, death, disability or the attainment of normal retirement date, or (ii) by them for the specific reasons set forth in the contract.  These agreements are not employment agreements and do not guarantee employment for any term or period; they only apply if a change in control occurs.  In the case of Mr. Barker, in the event of a change of control as defined in his employment agreement above, Mr. Barker may elect to terminate his employment at anytime within one year following the change of control in which case we must pay him a lump sum payment equal to three times his base salary.

The size of each benefit was set through arms' length negotiations with each of such individuals upon their employment and consistent with general industry standards.  Each of these respective agreements were approved by the Board of Directors of the Bank.

Definitions

The term “change in control” is defined in the change in control agreements to include:

•
a merger, consolidation or other corporate reorganization (other than a holding company reorganization) of us in which we do not survive, or if we survive, our stockholders before such transaction do not own more than 50% of, respectively, (i) the common stock of the surviving entity, and (ii) the combined voting power of any other outstanding securities entitled to vote on the election of directors of the surviving entity.

•
the acquisition, other than from us, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act of beneficial ownership of 50% or more of either the then outstanding shares of our common stock or the combined voting power of our then outstanding voting securities entitled to vote generally in the election of directors; provided, however, that neither of the following shall constitute a change in control:

-	any acquisition by us, any of our subsidiaries, or any employee benefit plan (or related trust) of us or our subsidiaries, or;

-
any acquisition by any corporation, entity, or group, if, following such acquisition, more than 50% of the then outstanding voting rights of such corporation, entity or group are owned, directly or indirectly, by all or substantially all of the persons who were the owners of our common stock immediately prior to such acquisition; or

•	approval by our stockholders of:

-	our complete liquidation or dissolution, or

-
the sale or other disposition of all or substantially all our assets, other than to a corporation, with respect to which immediately following such sale or other disposition, more than 50% of, respectively, the then outstanding shares of common stock of such corporation, and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors, is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of our outstanding common stock, and our outstanding voting securities immediately prior to such sale or other disposition, in substantially the same proportions as their ownership, immediately prior to such sale or disposition, of our outstanding common stock and our outstanding securities, as the case may be.

•
Notwithstanding the foregoing, if Section 409A of the Code would apply to any payment or right arising hereunder as a result of a change in control as hereinabove described, then with respect to such right or payment the only events that would constitute a change in control for purposes hereof shall be those events that would constitute a change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation in accordance with said section 409A.

Mr. Pouncey’s agreement further defines a “change in control” to include individuals who, as of the effective date of his agreement, constitute our board of directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of our board of directors, provided that any individual becoming a director subsequent to such date, whose election, or nomination for election by our stockholders, was approved by a vote of at least a majority of the directors then compromising the Incumbent Board, shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act).

The term “Cause” is defined in each of the agreements to include: (i) a pattern of conduct which tends to hold us up to ridicule, or which adversely affects us, in the business community, (ii) engaging in conduct disloyal to us, (iii) non-diligent performance of their duties, (iv) failure to appear for work during regularly scheduled hours without a sufficient reason, (v) failure to comply with any of our policies and procedures as from time to time amended, (vi) any action against them by federal or state banking regulatory authorities acting under lawful authority pursuant to provisions of federal or state law or regulation which may be in effect from time to time, (vii) any act (including any omission or failure to act) that constitutes, on the part of them, fraud, dishonesty, gross negligence, misconduct, incompetence, or breach of fiduciary duty involving direct or indirect gain to or personal enrichment of them, (viii) conviction of any felony crime and (ix) dependence upon, or abuse of, any addictive substance, including but not limited to, alcohol, amphetamines, barbiturates, LSD, cocaine, marijuana, or narcotic drugs.

Mr. Foshee and Mr. Pouncey can each terminate their employment and still trigger the change in control payment if they terminate because, after the change in control, (i) they are assigned to duties or responsibilities that are materially inconsistent with their position, duties, responsibilities or status immediately preceding such change in control, or a change in their reporting responsibilities or titles in effect at such time resulting in a reduction of their responsibilities or position, (ii) the reduction of their base salary or, to the extent such has been established by the board of directors or its Compensation Committee, target bonus (including any deferred portions thereof) or substantial reduction in their level of benefits or supplemental compensation from those in effect immediately preceding such change in control; or (iii) their transfer to a location requiring a change in residence or a material increase in the amount of travel normally required of them in connection with their employment.

In addition to the cash payments set forth in the change in control agreements, incentive stock options granted to named executive officers will immediately vest upon a change in control.

Estimated Payments upon a Termination or Change in Control

Termination

In the event that Mr. Barker had been terminated by us without "Cause" as of December 31, 2008, then we would have been required to pay a lump sum cash payment to Mr. Barker equal to $600,000 upon the date of termination.

In the event that Mr. Kattos had been terminated by us without "Cause" as of December 31, 2008, then we would be required to continue to pay Mr. Kattos his salary equal to $15,833 per month through December 31, 2009.

Change in Control

Assuming that we had a change in control as of December 31, 2008 as defined in both the change in control agreements above and Mr. Barker's employment agreement, and assuming further that each of the requisite triggering events had occurred as of such date for each, then we would have had to pay cash payments of $320,000 to Mr. Foshee and $210,000 to Mr. Pouncey, each in a lump sum payment within 30 days of their respective termination, and $600,000 to Mr. Barker no less than 30 days and no more than 90 days following his notice of his intent to exercise his change of control rights.

Furthermore, assuming we had a change in control as of December 31, 2008 as defined in the 2005 Amended and Restated Stock Incentive Plan and further assuming that the value of the stock as of that date was $25 per share (the most recent sale price), then each of the named executive officers would become immediately vested in their unvested incentive stock options as of such date equal to the following value based upon the difference between $25 per share and their respective exercise prices per share for such shares:  (i) Thomas A. Broughton III – $725,000, (ii) William M. Foshee - $395,000, (iii) Clarence C. Pouncey, III - $700,000, (iv) G. Carlton Barker - $683,340 and (v) Andrew N. Kattos - $700,000.

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about our common stock that may be issued upon the exercise of options and rights under all of our existing equity compensation plans and arrangements as of December 31, 2008. On March 23, 2009, our board of directors adopted the 2009 Stock Incentive Plan. This data does not include the 2009 Stock Incentive Plan since our board of directors do not intend to make grants under it unless approved by the stockholders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation awards plans approved by security holders	801,000	13.98	284,000
Equity compensation awards plans not approved by security holders	55,000	17.27	—
Total	856,000	14.19	284,000

We grant stock options as an incentive to employees, officers, directors, and consultants, as a means to attract or retain these individuals, to maintain and enhance our long-term performance and profitability, and to allow these individuals to acquire an ownership interest in the Company.  Our Compensation Committee administers this program, making all decisions regarding grants and amendments to these awards.  All shares to be issued upon the exercise of these options must be authorized and unissued shares.  In the event an option holder leaves us we may provide for varying time periods for exercise of options after the termination of ones employment; provided, that, an incentive stock option plan may not be exercised later than 90 days after an option holder terminates his or her employment with us unless such termination is a consequence of such options holder’s death or disability in which case the option period may be extended for up to 1 year after termination of employment.  All of our issued options will vest immediately upon a transaction in which we merge or consolidate with or into any other corporation, or sell or otherwise transfer our property, assets, or business substantially in its entirety to a successor corporation.  At that time, upon the exercise of the option, the option holder will receive the number of shares of stock or other securities or property, including cash, to which the holder of a like number of shares of common stock would have been entitled upon the merger, consolidation, sale or transfer if such option had been exercised in full immediately prior thereto.  All of our issued options have a term of 10 years.  This means the options must be exercised within 10 years from the date of the grant.  At December 31, 2008, we have issued and outstanding options to purchase 681,000 shares of our common stock.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

As of December 31, 2008, there is no beneficial ownership by any person (including any group) who is known to us to be the beneficial owner of more than 5% of our common stock.

Security Ownership of Management

The following table sets forth the beneficial ownership of our common stock as of April 3, 2009 by: (i) each of our directors; (ii) our named executive officers; and (iii) all of our directors and our executive officers as a group.  Except as otherwise indicated, each person listed below has sole voting and investment power with respect to all shares shown to be beneficially owned by him except to the extent that such power is shared by a spouse under applicable law.  The information provided in the table is based on our records, information filed with the SEC and information provided to the Company.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Owner	Percentage of Outstanding Common Stock (%C)(2)

Thomas A. Broughton III	132,252 (3)(4)	2.40%
Stanley M. Brock	138,500 (3)(5)	2.51%
Michael D. Fuller	135,002 (3)	2.45%
James J. Filler	161,252 (3)	2.92%
J. Richard Cashio	87,502 (3)(6)	1.59%
Hatton C. V. Smith	37,500 (3)(7)	*
William M. Foshee	39,992(8)	*
Clarence C. Pouncey III	83,667 (9)	1.52%
Andrew N. Kattos	19,400 (10)	*
G. Carlton Barker	56,666(11)	1.03%
Ronald A. DeVane	8,000(12)	*
Directors and executive officers (11 total)	899,733	16.32%

*	Less than 1%.

(1)	The addresses for all above listed individuals is 3300 Cahaba Road, Suite 300, Birmingham, Alabama 35223.

(2)
Except as otherwise noted herein, the percentage is determined on the basis of 5,513,482 shares of our common stock outstanding plus securities deemed outstanding pursuant to Rule 13d-3 promulgated under the Exchange Act.  Under Rule 13d-3, a person is deemed to be a beneficial owner of any security owned by certain family members and any security of which that person has the right to acquire beneficial ownership within 60 days, including, without limitation, shares of our common stock subject to currently exercisable options.

(3)
Includes the shares underlying a warrant issued to each director on May 13, 2005 pursuant to which each director may purchase an additional 10,000 shares of common stock for $10.00 per share which vests in three equal annual installments beginning on May 13, 2006, and thus each director has the right to acquire within 60 days up to the entire 10,000 shares.  Does not include an option granted to each director on December 20, 2007 to purchase 10,000 shares of common stock for $20.00 per share which vests 100% after five years.

(4)
Includes 40,000 shares exercisable within 60 days of an option granted on May 19, 2005 to Mr. Broughton to purchase up to 75,000 shares of common stock for $10.00 per share which vests 10,000 shares per year beginning May 19, 2006 and each year thereafter with the final 5,000 vesting on May 19, 2013.

(5)
Includes 22,000 shares owned by immediate family members. Mr. Brock was issued a warrant to purchase up to 6,500 shares of common stock for the purchase price of $25 per share until the later of September 1, 2013 or such date as is the

60th day following the date upon which our common stock is listed on a “national securities exchange” as defined under the Exchange Act.

(6)
Includes 2,500 shares owned by immediate family members.  Mr. Cashio was issued a warrant to purchase up to 2,500 shares of common stock for the purchase price of $25 per share until the later of September 1, 2013 or such date as is the 60th day following the date upon which our common stock is listed on a “national securities exchange” as defined under the Exchange Act.

(7)
Includes 2,500 shares owned by immediate family members.  Mr. Smith was issued a warrant to purchase up to 2,500 shares of common stock for the purchase price of $25 per share until the later of September 1, 2013 or such date as is the 60th day following the date upon which our common stock is listed on a “national securities exchange” as defined under the Exchange Act.

(8)
Does not include an option granted to Mr. Foshee on May 19, 2005 to purchase up to 20,000 shares of common stock for $10.00 per share which vest 10,000 shares per year beginning on May 19, 2010 and 10,000 shares on May 19, 2011, an option granted on April 20, 2006 to purchase up to 5,000 shares of common stock for $11.00 per share which vests 100% on April 20, 2011 and an option granted on February 19, 2008 to purchase up to 5,000 shares of common stock for $20.00 per share which vests 100% on February 19, 2013.

(9)
Includes 9,000 shares of common stock exercisable within 60 days of an option granted to Mr. Pouncey on April 20, 2006 to purchase up to 50,000 shares of common stock for $11.00 per share which vests at 9,000 shares per year beginning on April 20, 2009 and 5,000 shares on April 20, 2014.  Includes 3,000 shares beneficially owned by Mr. Pouncey’s wife through a limited liability company.

(10)
Includes 9,000 shares of common stock exercisable within 60 days of an option granted to Mr. Kattos on April 20, 2006 to purchase up to 50,000 shares of common stock for $11.00 per share which vests at 9,000 shares per year beginning on April 20, 2009 and 5,000 shares on April 20, 2014.  Includes 7,000 shares owned through a family limited liability company.

(11)
Includes 6,666 shares of common stock currently exercisable on an option granted to Mr. Barker on February 1, 2007 to purchase up to 75,000 shares of common stock for $15.00 per share which vests beginning on February 1, 2009 at 6,666 shares each year thereafter with the final 48,336 shares vesting on February 1, 2013.

(12)
Does not include an option granted to Mr. DeVane on September 11, 2008 to purchase up to 50,000 shares of common stock for $25.00 per share, which vests 4,000 shares per year beginning September 11, 2010 and each year thereafter with the final 34,000 vesting on September 11, 2014.

PROPOSAL 2

RATIFICATION OF OUR BOARD OF DIRECTORS' DECISION TO ENGAGE  MAULDIN & JENKINS,
LLC AS INDEPENDENT AUDITORS FOR THE 2009 FISCAL YEAR

On March 23, 2009, our board of directors appointed Mauldin & Jenkins, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2009.

The submission of this matter for approval by stockholders is not legally required; however, our board of directors believes that such submission is consistent with best practices in corporate governance and is an opportunity for stockholders to provide direct feedback to the directors on an important issue of corporate governance. A majority of the total votes cast at the annual meeting, either in person or by proxy, will be required for the ratification of the appointment of the independent registered public accounting firm. If our stockholders do not ratify the selection of Mauldin & Jenkins, LLC the appointment of the independent registered public accounting firm will be reconsidered by the Audit Committee and the board of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF MAULDIN & JENKINS, LLC AS OUR INDEPENDENT AUDITORS FOR THE 2009 FISCAL YEAR.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

There have been no disagreements with our independent registered public accounting firm and no changes in the past two fiscal years.

Our consolidated balance sheets as of December 31, 2008 and 2007 and the related consolidated statements of income, comprehensive income (loss), stockholders' equity and cash flows for the years then ended 2008, 2007 and

2006, have been audited by Mauldin & Jenkins, LLC, our independent auditor, as stated in their report appearing herein and has been so included.  Mauldin & Jenkins, LLC was engaged as our independent auditor on July 11, 2006.

Audit and Non-Audit Services Pre-Approval Policy

The Audit Committee’s Charter provides that the Audit Committee must pre-approve services to be performed by our independent registered public accounting firm. In accordance with that requirement, the Audit Committee pre-approved the engagements of Mauldin & Jenkins, LLC pursuant to which it provided the audit and audit-related services described below for the fiscal year ended December 31, 2008 and 2007.

Audit Fees

The aggregate fees billed by Mauldin & Jenkins, LLC for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2008, for the audit of our financial statements included on our registration statement on Form 10  and for the reviews of the interim financial statements included in our Quarterly Reports on Form 10-Q for such fiscal year were approximately $122,000. The aggregate fees billed by Mauldin & Jenkins, LLC for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2007 were approximately $75,000.

Audit-Related Fees

The aggregate fees billed by Mauldin & Jenkins, LLC for professional services rendered for assurance and related services for the fiscal years ended December 31, 2008 and 2007 were $5,000 and $3,500, respectively. These fees related to services performed by Mauldin & Jenkins, LLC in connection with providing its consent to include, or incorporate by reference, our annual financial statements in filings with the SEC, including registration statements and proxy statements.

Tax Fees

The aggregate fees billed by Crowe Horwath, LLP for professional services rendered for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2008 and 2007 were $20,000 and $19,000, respectively. Tax services included federal and state tax reviews and consulting services.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the board of directors of ServisFirst Bancshares, Inc. (the “Company”) has reviewed and discussed the audited consolidated financial statements of the Company and its subsidiary, ServisFirst Bank, with management of the Company and Mauldin & Jenkins, LLC, independent public accountants for the Company for the year ended December 31, 2008. Management represented to the Audit Committee that the Company’s audited consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States.

The Audit Committee has discussed with Mauldin & Jenkins, LLC the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended. The Audit Committee has received the written disclosures and confirming letter from Mauldin & Jenkins, LLC required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with Mauldin & Jenkins, LLC their independence from the Company.

Based on these reviews and discussions with management of the Company and Mauldin & Jenkins, LLC referred to above, the Audit Committee has recommended to our board of directors that the audited consolidated financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 2008 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.

This Audit Committee Report shall not be deemed incorporated by reference in any document previously or subsequently filed with the SEC that incorporates by reference all or any portion of this Proxy Statement.

Submitted by the Audit Committee:

Michael J. Fuller, Chairman
J. Richard Cashio
Stanley M. Brock

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF MAULDIN & JENKINS, LLC AS OUR INDEPENDENT AUDITORS FOR THE 2009 FISCAL YEAR.

PROPOSAL 3

APPROVAL OF THE SERVISFIRST BANCSHARES, INC.  2009 STOCK INCENTIVE PLAN

On March 23, 2009 our board of directors adopted the ServisFirst Bancshares, Inc. 2009 Stock Incentive Plan (the "2009 Stock Incentive Plan"). The 2009 Stock Incentive Plan shall be effective upon its approval of our stockholders. The following is a summary of certain principal features of the 2009 Stock Incentive Plan. This summary does not purport to be a complete description of the 2009 Stock Incentive Plan, and is qualified in its entirety by the full text of the 2009 Stock Incentive Plan, which is attached as Appendix A to this proxy statement and incorporated herein by this reference.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE SERVISFIRST BANCSHARES, INC. 2009 STOCK INCENTIVE PLAN.

General

The general purpose of the 2009 Stock Incentive Plan is to attract and retain valued employees, officers and directors by offering them a greater stake in the success of us or the Bank, and to encourage ownership of our stock by those employees, officers and directors of us or the Bank. We believe that the most effective executive compensation program is one that is designed to reward the achievement of our of the Bank's specific annual, long-term and strategic goals, and which aligns employees, officers and Directors’ interests with those of our stockholders by rewarding performance, with the ultimate objective of improving stockholder value.

Summary of the 2009 Stock Incentive Plan

        The 2009 Stock Incentive Plan will authorize the grant of Stock Appreciation Rights ("SARs"), Restricted Stock, Options, Non-stock share equivalents, performance shares or performance units and other equity-based awards under the 2009 Stock Incentive Plan (collectively referred to as "Award(s)"). Options granted under the 2009 Stock Incentive Plan may be either "incentive stock options" as defined in Section  422 of the Internal Revenue Code (the "Code"), or nonqualified stock options, as determined by our Compensation Committee. Shares of our commons stock that may be awarded under the plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

        Subject to an adjustment necessary upon a stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, extraordinary or unusual cash distribution or other similar corporate transaction or event, the maximum number of shares of common stock available for Awards under the 2009 Stock Incentive Plan shall be 425,000.

        If any Award is forfeited, or if any option terminates, expires or lapses without being exercised, shares of common stock subject to such Award will again be available for future grant. If there is any change in our corporate capitalization, the Compensation Committee shall proportionately and equitably adjust the number and kind of shares of common stock which may be issued in connection with future Awards, the number and kind of shares of common stock covered by Awards then outstanding under the 2009 Stock Incentive Plan, the number and kind of shares of common stock available under the 2009 Stock Incentive Plan, the exercise or grant price of any Award, or if deemed appropriate, make provision for a cash payment with respect to any outstanding Award, provided that no adjustment may be made that would adversely affect the status of any Award that is intended to be a performance-based Award under Section 162(m) of the Code, unless otherwise determined by the Compensation Committee. In addition, the Compensation Committee may make adjustments in the terms and conditions of any Awards, including any performance goals, in recognition of unusual or nonrecurring events affecting us or the Bank, or in response to changes in applicable laws, regulations or accounting principles, provided that no adjustment may be made that would adversely affect the status of any Award that is intended to be a performance-based Award under Section 162(m) of the Code, unless otherwise determined by the Compensation Committee.

Administration

The 2009 Stock Incentive Plan provides that it shall be administered by our board of directors or a committee of the board of directors designated by it. The board of directors has designated its Compensation Committee to administer, and to make grants of Awards under the 2009 Stock Incentive Plan. References to the Compensation Committee shall refer to our board of directors if the Compensation Committee ceases to exist and the board of directors does not appoint a successor committee.  The Compensation Committee may also delegate all or a portion of its responsibility to one or more of its members, one or more of the officers of the Company, or to a secondary committee made up of one or more board members, however, only the Compensation Committee may grant Awards to participants subject to Rule 16b-3 of the Exchange Act or Section 162(m) of the Code.  Subject to the terms of the 2009 Stock Incentive Plan, the Compensation Committee is authorized to select persons eligible to receive Awards and to determine the form, amount, timing and other terms of the Awards to be granted. The Compensation Committee is authorized to interpret and construe the 2009 Stock Incentive Plan and the terms and conditions of any Award granted under the 2009 Stock Incentive Plan, to prescribe such rules and procedures as it may deem necessary or advisable for the administration of the 2009 Stock Incentive Plan, to interpret and  amend any of such rules or procedures and to make all other decisions and determinations required pursuant to the 2009 Stock Incentive Plan or any Awards or as the Compensation Committee deems necessary or advisable to administer the 2009 Stock Incentive Plan. With respect to any or all Awards under the 2009 Stock Incentive Plan, the Compensation Committee may accelerate the Award, meaning that the Compensation Committee may determine that outstanding options, stock appreciation rights, and other Awards in the nature of rights that may be exercised shall become fully exercisable, all restrictions on outstanding Awards shall lapse and applicable performance objectives shall be deemed satisfied. In exercising its discretion to accelerate Awards under the plan, the Compensation Committee may distinguish among recipients and among Awards.

Eligibility

        All employees, officers, consultants and directors are eligible to participate in the 2009 Stock Incentive Plan. However, only employees, officers, consultants and directors who are selected by the Compensation Committee will receive Awards under the 2009 Stock Incentive Plan. Each Award granted under the 2009 Stock Incentive Plan will be evidenced by a written Award agreement between the participant and us describing the Award and the terms and conditions to which the Award is subject.

Types of Awards Under the 2009 Stock Incentive Plan

        Options.     An option is a right to purchase shares of common stock for a specified period of time at a fixed price (the "Exercise Price"). An option may be either an "incentive stock option," satisfying the requirements of Section 422 of the Code, or a nonqualified stock option, as determined by the Compensation Committee. Incentive stock options may not be granted to non-employee directors.  Each option agreement will specify the number of shares which may be purchased pursuant to the option, the Exercise Price, the term of the option, the date or dates on which the option will become exercisable and the terms and conditions under which the option may be exercised.

No options may be granted under the 2009 Stock Incentive Plan after the date of the tenth anniversary of the effective date of the 2009 Stock Incentive Plan’s approval, expected to be May 28, 2019. The option price per share of non-qualified stock options shall not be less than the fair market value of the common stock on the date of the grant. Options may be exercised by payment in cash, or in the discretion of the Compensation Committee, by delivery of shares having a market value equal to the option price, or in any combination of cash and shares. An option may be exercised only subject to such terms as the Compensation Committee may impose at the time the option is granted. In general, an option must terminate not later than ten years after the date of the grant.

       Stock Appreciation Rights (SARs).     SARs may be granted under the 2009 Stock Incentive Plan in connection with all or any part of non-qualified stock options, or independent of stock options. SARs permit the recipient to receive from us an amount determinable in relation to any increase in fair market value of our common stock. The amount awardable upon exercise of a SAR for each share covered by the exercise is equal to the difference between the exercise price and the fair market value of the share on the date of exercise. The Compensation Committee has the discretion to establish the terms of a SAR award at the time of grant, including the method of exercise, method of settlement, form of consideration payable in settlement, and any other terms and conditions of the Award. Any

SAR Award and the terms and conditions thereof must be evidenced by an award agreement between us and the recipient. The aggregate amount due on exercise of a SAR may be paid wholly or partly in cash or in common stock, in the discretion of the Compensation Committee.

        Restricted Stock.     An Award of restricted stock under the 2009 Stock Incentive Plan consists generally of a grant or sale of our common stock to the recipient subject to conditions determined by the Compensation Committee. The terms determinable by the Compensation Committee in each Award of restricted stock include the number of shares, the price, if any, to be paid by the recipient, the time within which the Award may be subject to forfeiture, the nature of the restrictions, including performance criteria if any, and the circumstances upon which restrictions will lapse. A recipient of restricted stock may not sell or transfer such shares during the restriction period, and the certificates representing such shares remain in the custody of the Company until the conditions of restriction are satisfied. Upon lapse or removal of the restrictions, the recipient will have unrestricted ownership of the covered shares.

        Performance-Based Awards.  The 2009 Stock Incentive Plan also provides for the grant of Awards in the form of performance shares and performance units. Performance-based Awards are certain Awards that are based on the attainment of specified performance goals. A performance-based Award will vest and become payable to and/or exercisable by the participant upon achievement during a specified performance period of performance goals established by the Compensation Committee. If the specific performance objectives are exceeded, the Compensation Committee in its discretion may award a multiple of the Award, and if the performance objectives are satisfied in part, the Compensation Committee in its discretion may grant the recipient a portion of the Award. Performance goals may be established on a Company-wide basis, or with respect to the Bank or any business unit of ours.

        In the case of performance-based Awards which are intended to satisfy Section 162(m) of the Code and which are granted to participants who are "covered employees" under Section 162(m) of the Code, the applicable performance goals are limited to one or more of the following:  (i) interest income or interest income growth, (ii) net interest income or net interest income growth, (iii) net interest margin or net interest margin improvements, (iv) non-interest income or non-interest income growth, (v) reductions in non-interest expense or improvement in the Company’s efficiency ratio, (vi) reductions in non-accrual loans or other problem assets, (vii) earnings before income taxes, (viii) net income, (ix) per share earnings, (x) increases in core deposits, either in absolute dollars or as a percentage or total deposits, or both, (xi) return on average equity, (xii) total stockholder return, (xiii) share price performance, (xiii) return on average assets or on various categories of assets, (xiv) comparisons of selected Company performance metrics, including any of the metrics set forth in the preceding clauses, to the comparable metrics of a selected peer group of banking institutions or a stock index, as applicable, (xv) customer satisfaction, (xvi) individualized business or performance objectives established for the participant, or (xvii) any combination of the foregoing.

Dividend Equivalents.  The 2009 Stock Incentive Plan provides for the grant of full value stock Awards in the form of dividend equivalents. Generally, a dividend equivalent entitles the recipient to receive an amount equivalent to the cash dividends declared on our common stock over a specified period. The Compensation Committee has the discretion to set the terms and conditions of a dividend equivalent Award at the time of grant, including the number of shares referable to the Award, the time period, the form of consideration in which an Award is to be settled, and the method of settlement.

Reorganization

The 2009 Stock Incentive Plan provides for appropriate adjustment, as determined by the Compensation Committee, in the number of shares reserved under the plan and in the number and kind of shares subject to unexercised options in the event of any change in the outstanding shares of common stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger or similar event.  In the event of specified corporate reorganizations, the Compensation Committee, may, within the terms of the plan and the applicable agreement, substitute, cancel, accelerate, cancel for cash or otherwise adjust the terms of an Award.

Effective Date, Amendments, and Termination

        The 2009 Stock Incentive Plan will be effective as of the date of approval by our shareholders. Our board of directors has the authority to amend, terminate or suspend the 2009 Stock Incentive Plan.  Our board of Directors will not be required to obtain stockholder approval to amend, suspend or terminate the 2009 Stock Incentive Plan.  However, no such action may be taken without stockholder approval which would materially increase the total number of shares of common stock or common stock equivalents which may be issued under the 2009 Stock

Incentive Plan, relax the performance objectives for performance based awards, or materially increase the benefits of the 2009 Stock Incentive Plan within the meaning of NASDAQ listing standards. Also, no action may be taken without a recipient’s consent which would reduce or impair any vested rights or obligations under any then outstanding award under the 2009 Stock Incentive Plan.

New Plan Benefits

        There have been no grants made under the 2009 Stock Incentive Plan. Employees and directors who will participate in the 2009 Stock Incentive Plan in the future, and the amounts of their Awards, will be determined by the Compensation Committee subject to the restrictions outlined above. The amount of shares subject to these Awards has not yet been determined. As no additional determinations have yet been made, it is not possible to state the terms of any individual Awards that may be issued under the 2009 Stock Incentive Plan or the names or positions of, or respective amounts payable or allocable to any participants in the 2009 Stock Incentive Plan, other than as provided in this summary.

Certain Federal Income Tax Consequences

THE FOLLOWING INFORMATION IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF PARTICIPATION IN THE 2009 STOCK INCENTIVE PLAN AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE CODE, AND THE REGULATIONS ADOPTED PURSUANT THERETO. THE PROVISIONS OF THE CODE DESCRIBED IN THIS SECTION INCLUDE CURRENT TAX LAW ONLY AND DO NOT REFLECT ANY PROPOSALS TO REVISE CURRENT TAX LAW.

        Incentive Stock Options.     In general, neither the grant nor the exercise of an incentive stock option results in taxable income to an option holder or a deduction to us. If the option holder holds the stock received upon exercise for at least two years from date of grant and one year after the date of exercise, then the gain realized on disposition of the stock is treated as a long-term capital gain, and we will not be entitled to a deduction. If, however, the shares are disposed of prior to the completion of this period (a "disqualifying disposition"), then the option holder will include as compensation income for the year of the disposition, an amount equal to the excess of the fair market value of the shares upon exercise over the exercise price of the option, or if less, the excess of the amount realized upon disposition over the exercise price. We will be entitled to a corresponding deduction at that time. Any proceeds in excess of the fair market value of the shares on the date of exercise will be treated as short-term or long-term capital gain, depending upon whether the shares have been held for more than one year. If the sales price is less than the exercise price of the option, this amount will be treated as a short-term or long-term capital loss, depending on whether the shares have been held for more than one year.

        Non-Qualified Stock Options.     A non-qualified stock option results in no taxable income to the option holder or deduction to us at the time it is granted. An option holder will recognize compensation income at the time a non-qualified stock option is exercised in an amount equal to the excess of the fair market value of the underlying shares on the exercise date over the exercise price. We will generally be entitled to a deduction for federal income tax purposes in the same amount as the amount included in compensation income by the option holder. Gain or loss on a subsequent sale or other disposition of the shares acquired upon the exercise of a non-qualified stock option will be measured by the difference between the amount realized on the disposition and the tax basis of such shares, and will be short-term or long-term capital gain depending on whether the shares have been held for more than one year. The tax basis of the shares acquired upon the exercise of any non-qualified stock option will be equal to the sum of the exercise price and the amount included in income with respect to such option.

        Stock Appreciation Rights.     A recipient realizes no taxable income when an SAR is granted. Upon exercising an SAR, a recipient will realize ordinary income in an amount equal to the cash or value of the shares received. Generally, there will be no federal income tax deduction allowed to us upon the grant or termination of SARs. However, upon exercise of a SAR, we will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.

        Restricted Stock.     Restricted stock received pursuant to Awards will be considered subject to a substantial risk of forfeiture for federal income tax purposes. If a holder of restricted stock does not make the election described below, the holder realizes no taxable income upon the receipt of restricted stock and we are not entitled to a deduction at such time. When the forfeiture restrictions applicable to the restricted stock lapse, the holder will realize compensation income equal to the fair market value of the shares at that time, less any amount paid for the shares, and we will be entitled to a corresponding deduction. A holder's tax basis in restricted stock will be equal to the fair market value when the forfeiture restrictions lapse, and the holding period for such shares will begin at that time. Upon a subsequent sale of the shares, the holder will realize short-term or long-term gain or loss, depending on whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the holder's tax basis in the shares.

        Individuals receiving shares of restricted stock may make an election under Section 83(b) of the Code with respect to the shares. By making a Section 83(b) election, the restricted stock holder elects to realize compensation income with respect to the shares when the restricted stock is granted rather than at the time the forfeiture restrictions lapse. The amount of such compensation income will be equal to the fair market value of the shares when the holder receives them (valued without taking the restrictions into account), less any amount paid for the shares, and we will be entitled to a corresponding deduction at that time. By making a Section 83(b) election, the holder will realize no additional compensation income with respect to the shares when the forfeiture restrictions lapse, and will instead recognize gain or loss with respect to the shares when they are sold. The holder's tax basis in the shares with respect to which a Section 83(b) election is made will be equal to their fair market value when received by the holder, and the holding period for such shares begins at that time. If, however, the shares are subsequently forfeited, the holder will not be entitled to claim a loss with respect to the shares to the extent of the income realized by the holder upon the making of the Section 83(b) election. To make a Section 83(b) election, a holder must file an appropriate form of election with the Internal Revenue Service and with us, each within 30 days after shares of restricted stock are received, and the holder must also attach a copy of his or her election to his or her federal income tax return for the year in which the shares are received.

        In general, during the restriction period, dividends and distributions paid with respect to restricted stock will be treated as compensation income (not dividend income) received by the holder. Dividend payments received with respect to shares of restricted stock for which a Section 83(b) election has been made generally will be treated as dividend income.

        Withholding.     We are entitled to deduct from the payment of any Award all applicable income and employment taxes required by federal state or local law to be withheld, or to take such other action as the Compensation Committee may deem advisable to enable us or the Bank and participants to satisfy tax obligations relating to any Award.

        Section 162(m) Limitations.     Section 162(m) of the Code limits the deductibility of compensation paid to certain executive officers, unless the compensation is "performance-based compensation" and meets certain other requirements outlined in Code Section 162(m) and related regulations. Under the 2009 Stock Incentive Plan, the Compensation Committee may in its discretion grant Awards that are intended to qualify as performance-based compensation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE SERVISFIRST BANCSHARES, INC.  2009 STOCK INCENTIVE PLAN.

STOCKHOLDER PROPOSALS

Under Exchange Act Rule 14a-8, any stockholder desiring to submit a proposal for inclusion in our proxy materials for our 2010 Annual Meeting of Stockholders must provide the Company with a written copy of that proposal by no later than 120 days before the first anniversary of the date on which the Company’s proxy materials for 2009 were first released or December 11, 2009. However, if the date of our annual meeting in 2010 changes by more than 30 days from the date of our 2009 annual meeting, then the deadline would be a reasonable time before we begin distributing our proxy materials for our 2010 annual meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are governed by the Exchange Act, and the rules of the SEC thereunder and other laws and regulations to which interested shareholders should refer.

GENERAL INFORAMTION

As of the date of this proxy statement, the board of directors does not know of any other business to be presented for consideration or action at the Annual Meeting, other than that stated in the notice of the Annual Meeting.  If other matters properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in their best judgment.

By Order of the Board of Directors
ServisFirst Bancshares, Inc.

/s/ William M. Foshee

William M. Foshee
Secretary and Chief Financial Officer

Birmingham, Alabama
April 10, 2009

APPENDIX A

SERVISFIRST BANCSHARES, INC. 2009 STOCK INCENTIVE PLAN

1.           Establishment, Purpose and Duration of the Plan.

(a)           Establishment and Purpose.  ServisFirst Bancshares, Inc., a Delaware corporation (the “Company”), hereby establishes an incentive compensation plan to be known as the “ServisFirst Bancshares, Inc. 2009 Stock Incentive Plan” (the “Plan”), as set forth herein.  The purpose of the Plan is to further the growth and development of the Company and its direct and indirect subsidiaries (each a “Subsidiary” and collectively, “Subsidiaries”) by encouraging selected employees, directors, consultants, agents, independent contractors and other persons who contribute or are expected to contribute materially to the Company's success (collectively, “Participants”) to obtain a proprietary interest in the Company through the ownership of stock or receipt of performance-based incentives, thereby providing such persons with added incentives to promote the best interests of the Company and affording the Company a means of attracting to its service persons of outstanding ability.  Notwithstanding any contrary provision hereof, no Award (as defined in Section 2 below) may be made to any Participant if such Award would cause this Plan to cease to be an “employee benefit plan”, as such term is defined in Rule 405 under the Securities Act of 1933, and any such Award shall be void and of no effect.

(b)           Effective Date and Duration.  The Plan shall be effective on March 26, 2009, the date of its adoption by the Board of Directors of the Company (the “Effective Date”), and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to the provisions hereof, until all shares of Common Stock of the Company subject to the Plan have been purchased or acquired pursuant to the provisions hereof; provided, however, that in no event may an Award of an Incentive Option (as such terms are defined in Sections 2 and 5(a) hereof, respectively) be granted under the Plan after March 25, 2019, although an Incentive Option granted prior thereto may extend beyond such date.

2.           Stock Subject to the Plan.  An aggregate of 425,000  shares of the Company's Common Stock, par value $.001 per share (the “Common Stock”), shall be reserved for issuance under the Plan pursuant to the exercise of Options (as defined in Section 5 hereof) or SARs (as defined in Section 6(a) hereof) or as Restricted Stock (as defined in Section 6(b) hereof) or Performance Shares (as defined in Section 6(c) hereof) (such Options, SARS, Restricted Stock and Performance Shares are hereinafter collectively referred to as “Awards”).  Such shares of Common Stock may be, in whole or in part, authorized but unissued shares or issued shares which have been reacquired by the Company.  If, for any reason, an Option or SAR shall lapse, expire or terminate without having been exercised in full, or if Restricted Stock or Performance Shares are forfeited, the unused shares of Common Stock covered by such Option, Restricted Stock or Performance Shares, or the number of shares of Common Stock upon which the SAR is based, shall again be available for Awards under the Plan.

3.           Adjustments Upon Changes in Capitalization.  If at any time after the date of grant of an Award, the Company shall by stock dividend, split-up, combination, reclassification or exchange, or through merger, consolidation or otherwise, change its shares of Common Stock into a different number or kind or class of shares or other securities or property, then the number of shares available for grant under the Plan or subject to outstanding Awards and, with respect to an Award, the price thereof, as applicable, shall be appropriately adjusted by the Compensation Committee (as defined in Section 4(a) hereof), in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of shares of Common Stock subject to any Award shall always be a whole number.

4.           Administration.

(a)           Administration by Compensation Committee.  The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (“Compensation Committee”).  The Compensation Committee shall be composed of at least two Non-Employee Directors, in accordance with Rule 16b-3 promulgated pursuant to the Securities Exchange Act of 1934, or any successor rule thereto.

(b)           Powers of Compensation Committee.  The Compensation Committee shall administer the Plan and, subject to the provisions of the Plan and of the Certificate of Incorporation and Bylaws of the Company, shall have sole authority in its discretion to determine the types of Awards to be granted, the persons to whom, and the time or times at which, Awards shall be granted, and the terms, conditions, and provisions of, and restrictions relating to, each Award, including, without limitation, vesting provisions, and applicable performance criteria. In making such determinations, the Compensation Committee may take into account the nature of the services rendered by such Participants, their present and potential contributions to the Company's success and such other factors as the Compensation Committee in its sole discretion may deem relevant.  The Compensation Committee shall also have the authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating thereto, to establish procedures deemed appropriate for the administration thereof, to determine the terms and provisions of the respective agreements, which evidence the Awards that are granted (collectively, “Award Agreements”), and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be conclusive and not subject to review.  All determinations and decisions made by the Compensation Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company, its stockholders, directors, officers, employees, Participants, and their respective estates and beneficiaries.

(c)           Definition of “Change in Control.”   For purposes of the Plan, a “Change in Control” shall mean any of the following events: (i) the acquisition at any time by a “person” or “group” (as such terms are used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934 (the “Exchange Act”)) of beneficial ownership (as defined in Rule 13(d)-3 under the Exchange Act), directly or indirectly, of securities representing more than 50% of the combined voting power in the election of directors of the then outstanding securities of the Company or any successor of the Company; (ii) during any period of two consecutive years or less, the individuals who at the beginning of such period constituted a majority of the Board of Directors cease, for any reason other than death, disability or retirement, to constitute a majority of the Board of Directors, unless the election of or nomination for election of each new director during such period was approved by a vote of at least a majority of the directors still in office who were directors at the beginning of the period; (iii) approval by the stockholders of the Company of any sale or disposition of substantially all of the assets or earning power of the Company; or (iv) approval by the stockholders of the Company of any merger, consolidation, or statutory share exchange to which the Company is a party and as a result of which the persons who were stockholders of the Company immediately prior to the effective date of the merger, consolidation or share exchange shall have beneficial ownership of less than 50% of the combined voting power in the election of directors of the surviving corporation; provided, however, that no Change in Control shall be deemed to have occurred if, prior to such time as a Change in Control would otherwise be deemed to have occurred in accordance with the foregoing, the Board of Directors, by vote of at least 75% of the entire membership of the Board of Directors, determines that the event otherwise qualifying as a Change in Control shall not be treated as a Change in Control hereunder.  Each determination concerning whether an event constitutes a Change in Control under an Award Agreement shall be made in a consistent manner as to the particular event with respect to all Award Agreements of all Participants in effect at the time of the event.

5.           Options.

(a)           General.   The Company may grant options to purchase shares of Common Stock (“Options”) subject to the provisions of this Plan and the applicable Award Agreement.  The  Compensation Committee shall determine whether all or any portion of such Options shall be incentive stock options (“Incentive Options”) qualifying under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or stock options which do not so qualify (“Nonqualified Options”).  Both Incentive Options and Nonqualified Options may be granted to the same person at the same time; provided, however, that each type of Option must be clearly designated, and any Option not expressly designed as an Incentive Option shall be conclusively deemed to be a Nonqualified Option.  Incentive Options shall have a term of not more than ten years.

(b)           Exercise of Options.  The exercise of an Option shall be contingent upon the Company’s receipt from the holder thereof of a written representation that at the time of such exercise it is the optionee's then present intention to acquire the shares of Common Stock subject to the Option for investment and not with a view to the distribution or resale thereof (unless a registration statement covering such shares of Common Stock shall have been declared effective by the Securities and Exchange Commission), and an Option may not be exercised for fewer than ten shares at any one time (or the remaining shares then purchasable if less than ten) and may not be exercised for fractional shares of Common Stock.  No shares of Common Stock shall be issued upon exercise of an Option until full payment therefor has been made and any withholding obligations of the Company have been satisfied.  The proceeds received by the Company upon exercise of an Option shall be added to the Company's working capital and be available for general corporate purposes.

(c)           No Rights as a Stockholder.  The holder of an Option shall have none of the rights of a stockholder with respect to the shares of Common Stock purchasable upon exercise of the Option until a certificate for such shares shall have been issued to the holder upon due exercise of the Option.

(d)            Incentive Options.  Incentive Options may be granted only to employees (including officers) of the Company or any Subsidiary; provided, however, that Incentive Options may not be granted to any person who, at the time the Incentive Option is granted, owns (or is considered as owning within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary (a “10% Owner”), unless at the time the Incentive Option is granted, its exercise price is at least 110% of the Fair Market Value (as defined in Section 7 hereof) of the Common Stock and such Incentive Option by its terms is not exercisable subsequent to five years from the date of grant.  A director or other person who is not an employee of the Company or of a Subsidiary is not eligible to receive Incentive Options under the Plan.  The aggregate Fair Market Value (determined on the date the Award is granted) of Common Stock with respect to which Incentive Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.  The exercise price of an Incentive Option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant or 110% of Fair Market Value in the case of Incentive Options granted to a ten percent Owner.

(e)           Nonqualified Options.  Options may be granted to any Company employees (including employees who have been granted Incentive Options), directors, consultants, agents, independent contractors and other persons whom the Compensation Committee determines will contribute to the Company's success.

(f)           Substitute Options.  Notwithstanding any other provision of this Plan, in the event that the Company or a Subsidiary consummates a transaction described in Section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become employees of the Company or any Subsidiary on account of such transaction may be granted Options in substitution for the options granted by such former employer.  If such substitute Options are granted, the Compensation Committee, in its sole discretion, consistent with section 424(a) of the Code, shall determine the exercise price of such substitute Options.

6.           Other Awards.

(a)           SARs.  The Company may grant stock appreciation rights (“SARs”), subject to the provisions of this Plan and the applicable Award Agreement.  An SAR shall constitute the right of the Participant to receive an amount equal to the appreciation, if any, in the Fair Market Value of a share of Common Stock from the date of grant of such right to the date of payment.  Upon exercise of the SAR, the Company shall pay such amount in cash or shares of Common Stock of equivalent value or in some combination thereof (as determined by the Compensation Committee) as soon as practicable after the date on which such election is made in accordance with the Award Agreement evidencing the SAR.

(b)           Restricted Stock.  The Company may grant shares of restricted Common Stock (“Restricted Stock”) under the Plan, subject to the provisions of this Plan and the applicable Award Agreement.  Restricted Stock shall be subject to forfeiture provisions and such other restrictive terms and conditions as may be determined by the Compensation Committee in its sole discretion and set forth in the applicable Award Agreement pursuant to which such Restricted Stock is issued, and shall not be transferable until all such restrictions and conditions (other than securities law restrictions) have been satisfied.  Restricted Stock shall be issued and delivered at the time of grant or at such other time as is determined by the Compensation Committee.  Certificates evidencing shares of Restricted Stock shall bear a restrictive legend referencing the risk of forfeiture and the non-transferability of such shares.  The Compensation Committee may, in its sole discretion, require the automatic deferral of dividends or reinvestment of dividends for the purchase of additional shares of Restricted Stock.  During the period of restriction as set forth in the Award Agreement, the Participant owning shares of Restricted Stock may exercise full voting rights with respect to such shares.

(c)            Performance Shares.  The Company may grant the right to receive shares of Common Stock subject to the attainment of performance objectives determined by the Compensation Committee in its sole discretion (“Performance Shares”), subject to the provisions of this Plan and the applicable Award Agreement.  The performance goals to be met over a specified period (the “Performance Period”), the amount of payment to be made if the performance goals or other conditions are met and additional terms and conditions of the issuance of Performance Shares shall be determined by the Compensation Committee and set forth in the applicable Award Agreement.  The value of a Performance Share at the time of an Award shall be the Fair Market Value of a share of common stock at such time.  An Award of Performance Shares shall be expressed in terms of shares of Common Stock.  After the completion of a Performance Period, the performance of the Company, subsidiary, division or individual, as the case may be, shall be measured against the performance goals or other conditions, and the Compensation Committee shall determine whether all, none or a portion of an Award shall be paid.  The Compensation Committee shall pay any earned Performance Shares as soon as practicable after they are earned in the form of cash, Common Stock of equivalent value or in some combination thereof (as determined by the Compensation Committee) having an aggregate Fair Market Value equal to the value of the earned Performance Shares as of the date they are earned.  Any Common Stock used to pay earned Performance Shares may be issued subject to any restrictions deemed appropriate by the Compensation Committee.  In addition, the Compensation Committee, in its discretion, may cancel any earned Performance Shares and grant Options to the Participant which the Compensation Committee determines to be of equivalent value based on a conversion formula stated in the applicable Award Agreement.  The Compensation Committee, in its discretion, may also grant dividend equivalent rights with respect to earned but unpaid Performance Shares as evidenced by the applicable Award Agreement.  Performance Shares shall have no voting rights.

7.           Fair Market Value.

(a)           Periods During Which Common Stock is Publicly Traded.  For purposes of the Plan, the “Fair Market Value” as of any date means (i) with respect to an Award of an Incentive Option and an Award which is intended to qualify under the “performance-based exception” set forth in section 162(m) of the Code, the average of the high and low sales price of a share of Common Stock on such date as reported by any national securities exchange on which the Common Stock is actively traded or, if no Common Stock is traded on such exchange on such date, then on the next preceding date on which any Common Stock was traded on such exchange; and (ii) with respect to all other Awards, the closing sales price of a share of Common Stock on such date as reported by any national securities exchange on which the Common Stock is actively traded or, if no Common Stock is traded on such exchange on such date, then on the next preceding date on which any Common Stock was traded on such exchange.

(b)           Periods During Which Common Stock is Not Publicly Traded.  Notwithstanding subsection (a) above with respect to any date on which the Common Stock (or Common Stock convertible therefrom) is not listed or traded as set forth in subsection (a), above, “Fair Market Value” for a share of Common Stock as of any date of reference hereunder (the “Determination Date”) shall be the value per share of Common Stock as determined by the most recent appraisal conducted by a professional independent appraiser engaged by the Company for the purpose of determining Fair Market Value under the Plan, which appraisal is as of a date within 12 months prior to the Determination Date or, if no such appraisal has been made during such prior 12-month period, the highest of (i) the book value of the Common Stock as of the last day of the Company's fiscal year next preceding the Determination Date, (ii) the average price per share of the Common Stock paid by all persons (other than Participants) during the 12 months prior to the Determination Date in arms-length transactions with the Company, and (iii) the fair market value per share of the Common Stock as determined by the Compensation Committee as of the Determination Date.  Notwithstanding the preceding, in the case of the occurrence of a Change in Control involving the Company, for the period beginning with the Change in Control and extending until the one-year period following the Change in Control, Fair Market Value shall equal (x) in the case of a Change in Control involving the sale of Common Stock to an entity, person or group, the average price per share of Stock paid by the entity, person or group for the shares of Common Stock purchased by such entity, person or group in the 12-month period ending on the Change in Control date or, (y) in the case of a Change in Control involving the sale of substantially all of the assets of the Company, the amount per share of Common Stock which each holder of record of Common Stock immediately following such sale would receive as a liquidation distribution.

(c)           Material Changes Affecting Fair Market Value.  Notwithstanding subsection (b) above, if, as of any Determination Date, subsection (a) above is inapplicable and, because of material events occurring prior to the Determination Date but subsequent to an event to be used to assess Fair Market Value under subsection (b) above, the Compensation Committee believes in its sole and absolute discretion that a business development or other event has occurred indicating that the amount otherwise determined under subsection (b) above does not accurately reflect the fair market value of the Common Stock as of the Determination Date, the Compensation Committee shall have the right in its sole and absolute discretion, but not the obligation, to obtain an independent appraisal of the Common Stock as of the Determination Date, and such independent appraisal shall be conclusive to determine Fair Market Value as of the Determination Date.  Pending any such determination by an independent appraiser, any payments due hereunder that require Fair Market Value assessment shall be delayed until the appraisal is complete.

8.           Payment and Withholding.

(a)           Payment.  Upon the exercise of an Option or Award that requires payment by a Participant to the Company, the amount due to the Company shall be paid in cash or by check payable to the order of the Company for the full purchase price of the shares of Common Stock for which such election is made.  Except as otherwise determined by the Compensation Committee before the Option is exercised all or a part of the exercise price may be paid by the Participant by delivery of shares of the Company’s Common Stock owned by the Participant and acceptable to the Compensation Committee having an aggregate Fair Market Value (valued at the date of exercise) that is equal to the amount of cash that would otherwise be required.

(b)           Withholding.  The Company shall have the right to deduct from all Awards paid any federal, state, local or employment taxes that the Company deems are required by law to be withheld with respect to such payments.  Whenever shares of Common Stock are to be issued in satisfaction of the exercise of an Award, the Company shall have the right to require the Participant (or legal representative, as applicable) to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements or make other arrangements therefore prior to the delivery of any certificate or certificates for such shares.  At the election of the Participant, and subject to such rules and limitations as may be established by the Compensation Committee from time to time, such withholding obligations may be satisfied through the surrender of shares of the Company’s Common Stock which the Participant already owns, or to which the Participant is otherwise entitled under the Plan.

9.           Non-Transferability of Awards.  Except by will or pursuant to the laws of descent and distribution or as provided in an Award Agreement, no benefit provided under this Plan shall be subject to alienation, assignment or transfer by the Participant (or by any person entitled to such benefit pursuant to the terms of this Plan), nor shall it be subject to attachment or other legal process of whatever nature, and any attempted alienation, assignment, attachment or transfer shall be void and of no effect whatsoever and, upon any such attempt, the benefit shall expire and lapse.  Each Participant may, from time to time, designate any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of the Participant’s death before the participant receives any or all of such benefit.  Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.  In the absence of such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.  Shares of Common Stock shall be delivered only to the Participant entitled to receive the same or to the Participant's authorized legal representative.  Deposit of any sum in any financial institution to the credit of any Participant (or of any person entitled to such sum pursuant to the terms of this Plan) shall constitute payment to that Participant (or such person).

10.           Termination of Employment; Acceleration of Vesting

(a)           Options.  Upon termination of employment for any reason other than death, Disability (as defined below in this subsection 10(a)), Retirement or a Change in Control, any Option held by the Participant shall expire on the earlier of (i) the last day of the term of the Option or (ii) the date which is 90 days after the date of termination of such employment.  Upon termination of employment by reason of death, Disability or Retirement, the Option held by such Participant shall expire on the earlier of (w) the last day of the term of the Option or (x) the date which is one year after the date of termination of such employment.  Upon termination of employment by reason of a Change in Control, the Option held by such Participant shall expire on its original expiration date.  The term “Disability” with respect to a Participant means physical or mental inability to perform the normal duties of his employment or engagement as determined by the Compensation Committee, after examination of the Participant by a physician, selected by the Compensation Committee; provided, however, that if such Participant fails or refuses to cooperate in such examination, the determination of his Disability shall be made by the Compensation Committee in its sole discretion.  The term “Retirement” with respect to a Participant means the Participant’s termination of employment in a manner which qualifies the Participant to receive immediately payable retirement benefits under any retirement plan adopted or hereafter adopted by the Company, or which in the absence of any such retirement plan is determined by the Compensation Committee to constitute retirement.

An installment of a Participant’s Option shall not become exercisable on the otherwise applicable vesting date of such Award if the Participant’s date of termination occurs on or before such vesting date.  Notwithstanding the foregoing sentence, an Option shall become fully and immediately exercisable upon (y) the death or Disability of the Participant or (z) or the occurrence of a Change of Control.

(b)           SARs.  Upon termination of employment for any reason other than death, Disability, Retirement or a Change in Control, an SAR held by the Participant shall expire on the earlier of (i) the last day of the term of the Option or (ii) the date which is three months after the date of termination of such employment.  Upon termination of employment by reason of death, Disability or Retirement, the SAR held by such Participant shall expire on the earlier of (w) the last day of the term of the SAR or (x) the date which is one year after the date of termination of such employment.  Upon termination of employment by reason of a Change in Control, the SAR held by such Participant shall expire on its original expiration date.

An installment of an SAR shall not become exercisable on the otherwise applicable vesting date if the Participant’s date of termination occurs before such vesting date.  Notwithstanding the foregoing sentence, an SAR shall become fully and immediately exercisable upon (y) the death or Disability of the Participant or (z) the occurrence of a Change in Control.

(c)           Restricted Stock.  If the Participant’s date of termination  of employment does not occur during the restricted period set forth in the Award Agreement (the “Restricted Period”), then, at the end of the Restricted Period, the Participant shall become vested in the shares of Restricted Stock, and shall own the shares free of all restrictions otherwise imposed.  The Participant shall become vested in the shares of Restricted Stock, and become owner of the shares free of all restrictions otherwise imposed by this Agreement, prior to the end of the Restricted Period if the Participant’s date of termination of employment occurs by reason of the Participant’s death, Disability or a Change in Control.

Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered until the expiration of the Restricted Period or, if earlier, until the Participant is vested in the shares.  Except as otherwise provided in this subsection 10(c), if the Participant’s date of termination of employment occurs prior to the end of the Restricted Period, the Participant shall forfeit the Restricted Stock as of the Participant s date of termination.

(d)           Performance Shares.  If the Participant’s employment with the Company terminates during the Performance Period because of the Participant’s Retirement, Disability, or death, the Participant shall be entitled to a prorated value of the Performance Shares earned, determined at the end of the Performance Period, and based on the ratio of the number of days the Participant is employed during the Performance Period to the total number of days in the Performance Period. If a Change in Control occurs during the Performance Period, and the Participant’s date of termination does not occur before the Change in Control date, the Participant shall earn the Performance Shares that would have been earned by the Participant in accordance with the terms of the Award as if 100% of the Performance measures set forth in the Award Agreement for the Performance Period had been achieved, but prorated based on the ratio of the number of days the Participant is employed during the Performance Period through the date of the Change in Control, to the total number of days in the Performance Period.

(e)           Forfeiture by Reason of Misconduct.  Notwithstanding any other provision hereof to the contrary, if the Compensation Committee determines that a Participant has committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty or deliberate disregard of any rules of the Company or any Subsidiary which results in loss, damage or injury to the Company or any Subsidiary, neither the Participant nor his representative or estate shall be entitled to exercise any Award.  In making such determination, the Compensation Committee shall act fairly and shall give the Participant an opportunity to appear before the Compensation Committee and present evidence on his behalf.

(f)           Non-Employee Participants.  With respect to Awards made to Participants who are not employees of the Company or any Subsidiary, all references in this Section 10 to termination of employment shall be deemed to refer to the effective date of termination of any contractual arrangement (whether oral or written) pursuant to which any such non-employee Participant provides services to the Company or its Subsidiaries.

11.           Deferrals.  The Compensation Committee may permit a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Common Stock that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock or the satisfaction of any requirements or goals with respect to Performance Shares.  If any such deferral election is required or permitted, the Compensation Committee shall, in its sole discretion, establish rules and procedures for such payment deferral.

12.           No Right to Continued Employment or Engagement.  Nothing contained in this Plan or in any Award Agreement shall confer upon any Participant any right to continue in the employ of the Company or any Subsidiary or obligate the Company or any Subsidiary to continue the engagement of any Participant or interfere in any way with the right of the Company or any such Subsidiary to terminate such Participant's employment or engagement at any time.

13.           Vesting of Rights Under Awards.  Nothing contained in the Plan or in any resolution adopted by the Board of Directors shall constitute the vesting of any rights under any Award.  The vesting of such rights shall take place only pursuant to a written Award Agreement with respect to such Award, in form and substance satisfactory to the Company, which shall be duly executed and delivered by and on behalf of the Company and the Participant to whom the Award shall be granted.

14.           Agreement to Refrain from Sales.  Holders of Options, Restricted Stock and Performance Shares shall agree, pursuant to the applicable Award Agreement, to refrain from selling or offering to sell the shares of Common Stock issuable upon exercise of the Options or the unrestricted shares of Common Stock upon termination of the forfeiture and other restrictive provisions of the Restrictive Stock and Performance Shares for such reasonable period of time after the effective date of any registration statement relating to an underwritten offering of securities of the Company, as may be requested by the managing underwriter of such underwritten offering and approved by the Board of Directors.

15.           Termination, Amendment and Modification.  The Board of Directors or the Compensation Committee may at any time and from time to time alter, amend, suspend or terminate this Plan in whole or in part, except (i) without such stockholder approval as may be required by law, no such action may be taken which changes the minimum Incentive Option price, increases the maximum term of Incentive Options, materially increases the benefits accruing to Participants receiving Incentive Options hereunder, materially increases the number of securities which may be issued pursuant to Incentive Options, extends the period for granting Incentive Options past the tenth anniversary of the initial effective date of the Plan or materially modifies the requirements as to eligibility for receipt of Incentive Options hereunder, and (ii) without the consent of the Participant to whom any Award shall theretofore have been granted, no such action may be taken which adversely affects the rights of such Participant concerning such Award, except to the extent such action is required by statute, or rules and regulations promulgated thereunder, or as otherwise permitted hereunder.

16.           Indemnification.  Each person who is or at any time serves as a member of the Compensation Committee shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action or failure to act under this Plan; and (ii) any and all amounts paid by such person in satisfaction of judgment in any such action, suit or proceeding relating to the Plan.  Each person covered by this indemnification shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend the same on such person's own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the charter or bylaws of the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify such person or hold such person harmless.

17.           Reliance On Reports.  Each member of the Compensation Committee shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company, any independent appraisal of the Common Stock and any other information furnished in connection with this Plan.  In no event shall any such person be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information, or for any action taken, including the furnishing of information, or failure to act, if on good faith, all consistent with and subject to the requirements of Section 141(e) of the General Corporation Law of the State of Delaware.

18.           Miscellaneous.

(a)              Gender and Number.  Whenever the context so requires, the singular shall include the plural and the plural shall include the singular and the gender of any pronoun shall include the other gender.

(b)              Severability.  The invalidity of this Plan with respect to one or more persons shall not affect the rights and obligations of any other person hereunder in any manner whatsoever.  The invalidity of one or more provisions of this Plan shall not affect the validity of any other provision of this Plan in any manner whatsoever as long as the fundamental benefits and obligations of the parties hereto are not materially modified by such invalidity.

(c)              Requirements of Law.  The granting of Awards and the issuance of Common Stock under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies as may be required.

(d)              Governing Law.  All matters relating to this Plan or to Awards granted hereunder shall be governed by the laws of the State of Delaware, without regard to the principles of conflict of laws thereof, except to the extent preempted by the laws of the United States.

(e)              Compliance with Section 409A.  Notwithstanding anything contained herein to the contrary, this Plan shall be construed in a manner consistent with Section 409A of the Code and the parties shall take such actions as are required to comply in good faith with the provisions of Section 409A of the Code.

REVOCABLE PROXY
ServisFirst Bancshares, Inc.

SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY MAY 28, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Thomas A. Broughton III and William M. Foshee, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote, as designated below, all of the common stock of ServisFirst Bancshares, Inc., which the undersigned would be entitled to vote if personally present at the 2009 Annual Meeting of Stockholders of ServisFirst Bancshares, Inc. to be held at Vulcan Park Center, and at any adjournments of the annual meeting, upon the proposals described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the annual meeting, receipt of which are hereby acknowledged.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE, FOR PROPOSALS 2 AND 3 AND IN THE DISCRETION OF THE PERSONS APPOINTED HEREIN UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED
POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA
THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

Ä           FOLD AND DETACH HERE            Ä

SERVISFIRST BANCSHARES, INC. — ANNUAL MEETING, MAY 28, 2009

YOUR VOTE IS IMPORTANT!

Annual Meeting Materials are available on-line at:
http://www.cfpproxy.com/6547

You can vote in one of three ways:

1.	Call toll free 1-866-809-5163 on a Touch-Tone Phone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.
or

2.	Via the Internet at https://www.proxyvotenow.com/svfb and follow the instructions.
or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

REVOCABLE PROXY
ServisFirst Bancshares, Inc.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	Annual Meeting of Shareholders May 28, 2009
	For	Withhold All	For All Except		For	Against	Abstain
Proposal 1	☐	☐	☐	Proposal 2	☐	☐	☐
(01) Thomas A. Broughton III      (03) Stanley M. Brock        (05) Joseph R. Cashio
(02) James J. Filler                           (04) Michael D. Fuller        (06) Hatton C.V. Smith

INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.

To ratify the appointment of Mauldin & Jenkins, LLC, independent registered public accounting firm, to serve as the independent auditor of ServisFirst Bancshares, Inc. for the fiscal year ending December 31, 2009.

Proposal 3
					For	Against	Abstain
				To approve the ServisFirst Bancshares, Inc. 2009 Stock Incentive Plan.	☐	☐	☐
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ALL OF THE PROPOSALS
				Mark here if you plan to attend the meeting			☐
				Mark here for address change and note change			☐

If stock is held in the name of more than one person, all holders must sign.  Signatures should correspond exactly with the name or names appearing on the stock certificate(s).  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to date and sign this proxy card in the box below.	Date
Sign above

IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL
Ã                                                                                                             Ã
PROXY VOTING INSTRUCTIONS
Shareholders of record have three ways to vote:
1. By Mail; or
2. By Telephone (using a Touch-Tone Phone); or
3. By Internet.
A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., May 28, 2009. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., May 28, 2009. 1-866-809-5163	Vote by Internet anytime prior to 3 a.m., May 28, 2009 go to https://www.proxyvotenow.com/svfb

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

ON-LINE ANNUAL MEETING MATERIALS:	http://www.cfpproxy.com/6547

Your vote is important!

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY ServisFirst Bancshares, Inc.

		For	With- hold	For All Except
SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY MAY 28, 2009	1. To elect the following persons to serve as directors for a one-year term until the 2010 annual meeting:	☐	☐	☐
The undersigned hereby appoints Thomas A. Broughton III and William M. Foshee, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote, as designated below, all of the common stock of ServisFirst Bancshares, Inc., which the undersigned would be entitled to vote if personally present at the 2009 Annual Meeting of Stockholders of ServisFirst Bancshares, Inc. to be held at Vulcan Park Center, and at any adjournments of the annual meeting, upon the proposals described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the annual meeting, receipt of which are hereby acknowledged.

Thomas A. Broughton III      James J. Filler         Stanley M. Brock
Michael D. Fuller                   Joseph R. Cashio     Hatton C.V. Smith

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s name on the line provided below.

		For	Against	Abstain

2.    To ratify the appointment of Mauldin & Jenkins, LLC, independent registered public accounting firm, to serve as the independent auditor of ServisFirst Bancshares, Inc. for the fiscal year ending December 31, 2009.
		☐	☐	☐
		For	Against	Abstain
	3. To approve the ServisFirst Bancshares, Inc. 2009 Stock Incentive Plan.	☐	☐	☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ABOVE, FOR PROPOSALS 2 AND 3 AND IN THE DISCRETION OF THE PERSONS APPOINTED HEREIN UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

	PLEASE CHECK BOX IF YOU PLAN TO ATTEND ª THIS MEETING.			☐

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ALL OF THE PROPOSALS.
Please be sure to date and sign this proxy card in the box below	Date
Sign above

Ç Detach above card, sign, date and mail in the return envelope provided.  Ç
ServisFirst Bancshares, Inc.

If stock is held in the name of more than one person, all holders must sign.  Signatures should correspond exactly with the name or names appearing on the stock certificate(s).  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Please mark, sign and date this Proxy, and return it in the enclosed return-addressed envelope.
No postage necessary if mailed in the United States.
PLEASE RETURN PROXY AS SOON AS POSSIBLE
Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to be held on May 28, 2009:

ServisFirst Bancshares, Inc.'s Proxy Statement, proxy card and Annual Report for the year ended December 31, 2008 are available at https://www.cfpproxy.com/6547

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

______________________________

______________________________

______________________________